UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WPCS INTERNATIONAL INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 WPCS INTERNATIONAL INCORPORATED

600 Eagleview Boulevard, Suite 300

Exton, Pennsylvania 19341

Telephone:  (610) 903-0400

May [__], 2014

 Dear Stockholders:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of WPCS International Incorporated, a Delaware corporation (the “Company”). The Annual Meeting will be held at 10:00 a.m., local time, on [__], 2014, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, NY 10006. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the Annual Report on Form 10-K for the year ended April 30, 2013.

            At this meeting you will be asked to consider the following proposals:

1.	To elect the six director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To ratify the appointment of Marcum LLP as the Company’s independent auditor for the fiscal year ending April 30, 2014;

3.	To approve, on an advisory basis, the compensation of the Company's named executive officers;

4.	To recommend, on an advisory basis, the frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation;

5.	To approve the sale of substantially all of the assets of the Company’s wholly-owned subsidiary WPCS International-Seattle, Inc. (the “Asset Sale”); and

6.	To act on such other matters as may properly come before the meeting or any adjournment there.

After careful consideration, our board of directors determined the Asset Sale and the terms and conditions of the Asset Purchase Agreement are advisable to, and in the best interests of, the Company and its stockholders. Our board of directors recommends that you vote for “FOR” the authorization of the Asset Sale.

Your vote is very important, regardless of the number of shares you own. The Asset Sale must be approved by the holders of a majority of the outstanding shares of the Company’s common stock.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on April 1, 2014, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at 600 Eagleview Boulevard, Suite 300, Exton, Pennsylvania 19341.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sebastian Giordano
Sebastian Giordano

Interim Chief Executive Officer

WPCS INTERNATIONAL INCORPORATED

600 Eagleview Boulevard, Suite 300

Exton, Pennsylvania 19341

Telephone:  (484) 359-7228

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2013 Annual Meeting (the “Annual Meeting”) of the Stockholders of WPCS International Incorporated, a Delaware corporation (the “Company”), will be held on [__], 2014, at 10:00 a.m. local time at offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, NY 10006 for the purposes of:

1.	To elect the six director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To ratify the appointment of Marcum LLP as the Company’s independent auditor for the fiscal year ending April 30, 2014;

3.	To approve, on an advisory basis, the compensation of the Company's named executive officers;

4.	To recommend, on an advisory basis, the frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation;

5.	To approve the sale of substantially all of the assets of the Company’s wholly-owned subsidiary WPCS International-Seattle, Inc.; and

6.	To act on such other matters as may properly come before the meeting or any adjournment there.

Only stockholders of record at the close of business on April 1, 2014, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.  The proxy materials will be furnished to stockholders on or about [__], 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on [__], 2014:

The Proxy Statement and Annual Report on Form 10-K for the year ended April 30, 2013 are available at: http://www.viewproxy.com/WPCS/2014

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sebastian Giordano
Sebastian Giordano Interim Chief Executive Officer
[__], 2014

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

WPCS INTERNATIONAL INCORPORATED

600 Eagleview Boulevard, Suite 300

Exton, Pennsylvania 19341

Telephone: (484) 359-7228

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [__], 2014

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of WPCS International Incorporated (the “Company,” “WPCS,” “we” or “us”), for use at the Annual Meeting of the Company’s stockholders to be held at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, NY 10006 on [__], 2014, at 10:00 a.m. local time and at any adjournments thereof.

At this meeting the stockholders will be asked to consider the following proposals:

1.	To elect the six director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (Proposal 1);

2.	To ratify the appointment of Marcum LLP as the Company’s independent auditor for the fiscal year ending April 30, 2014 (Proposal 2);

3.	To approve, on an advisory basis, the compensation of the Company's named executive officers (Proposal 3);

4.	To recommend, on an advisory basis, the frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation (Proposal 4);

5.	To approve the sale of substantially all of the assets of the Company’s wholly-owned subsidiary WPCS International-Seattle, Inc. (Proposal 5); and

6.	To act on such other matters as may properly come before the meeting or any adjournment there (Proposal 6).

 Stockholders of record at the close of business on April 1, 2014 (the “Record Date”), will be entitled to receive notice of, attend and vote at the Annual Meeting. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about [__], 2014.

TABLE OF CONTENTS

SUMMARY TERM SHEET	1

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	3

RISK FACTORS	8

PROPOSAL 1 – ELECTION OF DIRECTORS	9

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT

PUBLIC ACCOUNTING FIRM	15

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	16

PROPOSAL 4 – ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES	17

PROPOSAL 5 – APPROVAL OF THE ASSET SALE	18

SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT	26

INFORMATION ABOUT THE EXECUTIVE OFFICERS	27

EXECUTIVE COMPENSATION	28

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	34

WHERE CAN YOU FIND MORE INFORMATION; INCORPORATION BY REFERENCE	34

PROPOSALS OF STOCKHOLDERS FOR THE 2014 ANNUAL MEETING	34

OTHER BUSINESS	35

Annexes
Annex A –	WPCS International Incorporated and Subsidiaries
Pro Forma Condensed Consolidated Financial Statements

Annex B –	Asset Purchase Agreement

SUMMARY TERM SHEET

This summary highlights information included elsewhere in this proxy statement. This summary may not contain all of the information you should before voting on the WPCS-Seattle Asset Sale presented in this proxy statement. You should read the entirety proxy statement carefully, including the annexes attached hereto. For your convenience, we have included cross references to direct you to a more complete description of the topics described in this summary.

• WPCS International-Seattle, Inc. (“WPCS-Seattle”) Asset Sale. We have agreed to sell substantially all of the assets of WPCS-Seattle to EC Company, an unrelated entity for approximately $2,730,123.00 million (the “Purchase Price”), which Purchase Price is subject to adjustment based on the value (“NABSV”) of the assets on the date of closing. In the event that NABSV is less than $2,730,123, we are required to pay EC Company (“EC”) an amount equal to the shortfall between the NABSV as of the closing date and $2,730,123. In the event that NABSV is greater than $2,730,123, EC is required to pay us the excess between the NABSV as of the closing date and $2,730,123. For additional information regarding the terms of the Asset Purchase Agreement, see “Proposal 5: Approval of the Asset Sale” beginning on page 18.

• Reasons for the Asset Sale. We believe the WPCS-Seattle Asset Sale will enhance shareholder value by providing liquidity and working capital of approximately $2 million by selling assets at or close to their current book value. The Asset Sale also allows the Company to focus on other operation centers and the building of a revenue-producing business around the acquisition of a software technology asset from the recently acquired BTX Trader, LLC (“BTX Trader”). See “Proposal No 5: Approval of the Asset Sale” beginning on page 18.

• Indemnification of EC. As set forth in the Asset Purchase Agreement, the Company has agreed to indemnify EC for any damages arising out of any inaccuracy of any of our representations or warranties in the Asset Agreement or any breach or non-fulfillment by us of any covenants, agreements or other obligations contained in the Asset Purchase Agreement. The representations, warranties, covenants and agreements made by WPCS Seattle in the Asset Purchase Agreement, and WPCS Seattle’s liability for any breach or inaccuracy thereof, expire twenty four months following the closing date of the Asset Sale, except for representations and warranties regarding tax and securities law matters, which expire after the statute of limitations of such claims run out. Our maximum aggregate liability under the Securities Purchase Agreement is limited to the Purchase Price. See “Proposal No 5: Approval of the Asset Sale” beginning on page 18.

• Use of Proceeds. The Company, and not the Company’s stockholders, will receive all of the net proceeds from the Asset Sale. After payment of the payroll obligations related to the employees of WPCS-Seattle, the remaining net proceeds from the Asset Sale will be used primarily for working capital purposes. See “Proposal No. 5: Approval of the Asset Sale” beginning on page 18.

• Conditions to the Asset Sale. Completion of the Asset Sale requires the approval of our stockholders as well as the satisfaction or waiver of customary conditions set forth in the Asset Purchase Agreement. See “Proposal No 5: Approval of the Asset Sale” beginning on page 18.

• Termination of the Asset Purchase Agreement. The Asset Purchase Agreement may be terminated by us or EC in certain circumstances, in which case the Asset Sale will not be completed. See “Proposal No 5: Approval of the Asset Sale” beginning on page 18.

•U.S. Federal Income Tax Consequences. Our U.S. stockholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale. See “Proposal No 5: Approval of the Asset Sale” beginning on page 18.

• Appraisal Rights. Under the Delaware General Corporation Law, we do not believe our stockholders are entitled to appraisal rights in connection with the Asset Sale since the Company’s common stock is listed on a national securities exchange.

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• Risk Factors. The Asset Sale involved a number of risks, including:

•	Following the Asset Sale, we will need to restructure our business to enable us to successfully operate as a smaller company and to seek new sources of revenue and possible new strategic initiatives;

•	We have discretion in the use of the net proceeds from the Asset Sale and may not use them effectively;

•	The Purchase Price is subject to adjustment based on the NABSV of the assets on the date of closing and we may be required to pay back a portion of the Purchase Price;

•	The announcement and pendency of the Asset Sale, whether or not consummated, may adversely affect our business;

•	We cannot be sure if or when the Asset Sale will be completed; and

•	The Asset Purchase Agreement may expose us to contingent liabilities;

See “Risk Factors” beginning on page 8.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting.  According to our records, you were a stockholder of the Company as of the end of business on the Record Date.

 You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting (the “Proxy Statement”); and

•	the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2013, as filed with the SEC on July 29, 2013 (the “Annual Report”).

What is the proxy card?

The proxy card enables you to appoint Sebastian Giordano, our Interim Chief Executive Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing this individual to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the 2013 Annual Meeting being held?

The 2013 Annual Meeting will be held [ ] commencing at 10:00 a.m. local time, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York, 10006.

Can I view these proxy materials over the Internet?

Yes.  The Notice of the Annual Meeting, this Proxy Statement and accompanying proxy card and our Annual Report are available at http://www.viewproxy.com/WPCS/2014

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business of the Record Date will be entitled to vote at the Annual Meeting.  There were 13,913,164 shares of common stock outstanding and entitled to vote as of the record date.

The Annual Meeting will begin promptly at 10:00 A.M., local time.  Check-in will begin one-half hour prior to the meeting.  Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on the Record date your shares were registered directly in your name with our transfer agent, Interwest Transfer and Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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How do I vote?

You may vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify.  For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What is a quorum for purposes of conducting the Annual Meeting?

            As of the Record Date, there were 13,913,164 shares of common stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company. Thirty-three and one-third percent (33.33%) of the outstanding shares, or 4,637,722 shares, as of the Record Date, present in person or represented by proxy, constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares:

•	FOR the election of the six director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	FOR ratification of the appointment of Marcum LLP as the Company’s independent auditor for the fiscal year ending April 30, 2014;

•	FOR approval of the compensation of the Company's named executive officers;

•	FOR “Every Three Years” for the frequency with which the Company should conduct future stockholder advisory votes on named executive officer compensation;
•	FOR approval of the sale of substantially all of the assets of the Company’s wholly-owned subsidiary, WPCS-Seattle (the “WPCS-Seattle Asset Sale); and
•	According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment there.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

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Do I have dissenters’ rights of appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the governing documents of the Company with respect to the matters to be voted upon at the Annual Meeting as the Company’s common stock is listed on a national securities exchange.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.   In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.  The Company has also engaged Innisfree M&A Incorporated to perform solicitation services in connection with the Annual Meeting, for a fee of $6,500, plus $5.00 per call with individual retail investors. The Company has agreed to indemnify Innisfree against certain liabilities arising out of or in connection with its engagement. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.   Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another WPCS stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change my vote after submitting my proxy?

Yes.   You can revoke your proxy at any time before the final vote at the meeting.   If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a timely written notice that you are revoking your proxy to the Company at 600 Eagleview Boulevard, Suite 300, Exton, Pennsylvania 19341, Attn: Chief Financial Officer; or

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.   If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

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With the exception of Proposal 2, the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending April 30, 2014, all of the proposals to be voted upon at our 2013 Annual Meeting are considered non-routine, and as a result, brokers or nominees cannot vote your shares on these proposals in the absence of your direction. Please note, however, that the proposals regarding the approval of executive compensation and the frequency of holding such an advisory vote are advisory only and will not be binding. The results of the votes on those two advisory proposals will be taken into consideration by the Company’s Board of Directors when making future decisions regarding these matters.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes.  Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals.  The ratification of the Company’s auditor is the only routine proposal on which the Company expects that brokers or other nominees will be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock.  Accordingly, no broker non-votes will result from these proposals.  The other proposals may result in broker non-votes, however, these will have no effect on or be counted towards the vote totals for, such other proposals.

How many votes are needed to approve each proposal?

For Proposal 1, the six nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

The affirmative vote of the holders of a majority of the total outstanding shares as of the Record Date is necessary to approve Proposal 5. Approval of Proposals 2, 3, 4 and 6 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting assuming a quorum is achieved.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.   Final voting results will be discussed in a Form 8-K filed after the Annual Meeting.

What interest do officers and directors have in matters to be acted upon?

Members of the Board of Directors and executive officers of the Company do not have any interest in any Proposal that is not shared by all other stockholders of the Company, other than Proposal 1, the election to our board of the six nominees set forth herein and Proposals 3 and 4, to the extent such proposals are on a non-binding advisory basis.

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What are the reasons for the sale of substantially all of the assets of WPCS-Seattle?

We believe that the transaction will provide liquidity and working capital of approximately $2 million and allows the Company to focus on its other operation centers and the building of a revenue-producing business around the acquisition of a software technology asset from the recently acquired BTX Trader.

Why is the proposal to sell substantially all of the assets of WPCS-Seattle being put to a stock vote?

While the assets being sold constitute approximately 15% of the total assets of the Company as of January 31, 2014, the sale coupled with the recently proposed sale of all of the capital stock of The Pride Group (QLD) Pty Ltd.(“Pride”), last fiscal year’s sale of WPCS International-Hartford, Inc.,WPCS International-Lakewood, Inc. and the wind-down of the Trenton operations could be deemed to be a sale of substantially all of the Company’s assets as it represents close to a complete divestiture of the historical business of the Company. In addition, obtaining stockholder approval is a condition of the Asset Sale.

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote your shares, please call Innisfree M&A Incorporated, at (877) 825-8730.

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 RISK FACTORS

There are a number of factors that our stockholders should consider when deciding whether to vote to approve the Asset Sale.

Risks Related to WPCS Following the Sale of WPCS-Seattle

Following the sale of WPCS-Seattle, we will need to restructure our business to enable us to successfully operate as a smaller company and to seek new sources of revenue and possible new strategic initiatives.  We may be unsuccessful in developing new business opportunities.

WPCS-Seattle was responsible for approximately 23.4% of the consolidated revenue in fiscal 2013, and 35.6 % of the consolidated revenue for the nine months ended January 31, 2014. WPCS-Seattle generated earnings before taxes of $709,000 and $732,000 in the fiscal year ended April 30, 2013 and the nine months ended January 31, 2014, respectively. See the Company’s “Unaudited Pro Forma Consolidated Condensed Financial Statements,” excluding the WPCS-Seattle following the Asset Sale, in Annex B. It is likely that the Company will need to reduce spending in order to achieve profitability, and ultimately will need to find new strategic directions and find new sources of business revenue in order to meaningfully increase the size of its business. The Company recently announced the intention of building a revenue-producing business around the acquisition of a software technology asset from the recently acquired BTX Trader, a Bitcoin trading platform.. The Company may seek to acquire additional new business opportunities, however, such opportunities may also be speculative in nature or have products/services that are still in development and the management team may not have the depth of experience required to be successful in those new markets.

We have discretion in the use of the net proceeds from the Asset Sale and may not use them effectively.

If the Asset Sale is consummated, the Purchase Price will be paid directly to the Company.  Our management will have discretion in the application of the net proceeds from the Asset Sale and could spend the proceeds in ways that do not improve our results of operations or enhance the value of our common stock. The failure by our management to apply these funds effectively could result in financial losses that could have a material adverse effect on our business and cause the price of our common stock to decline. Pending their use, we may invest the net proceeds in a manner that does not produce income or that loses value.  After payment of the Company’s payroll obligations related to the employees of WPCS-Seattle, we currently intend to use the remaining net proceeds from the Asset Sale primarily for working capital purposes. Further, our outstanding agreements with holders of our secured convertible notes do not allow for dividends or share repurchases without written consent.

The Purchase Price is subject to adjustment based on the NABSV of WPCS-Seattle on the date of closing and we may be required to pay back a portion of the Purchase Price.

Pursuant to the Asset Purchase Agreement, the parties will prepare a calculation of the Net Asset Balance Sheet Value (“NABSV”) of WPCS-Seattle as of the closing date. NABSV is defined as the total of (i) accounts receivable, furniture and fixtures, computers and software, office equipment, machinery and equipment, vehicles and equipment and cost and estimated earnings in excess of billings, minus (ii) billings in excess of cost and estimated earnings and accounts payable of WPCS-Seattle, in each case computed in accordance with Generally Accepted Accounting Principles (“GAAP”) and consistent with historical practice; provided, however, that there shall be a five percent (5%) discount of accounts receivable and two percent (2%) discount on work in process on assumed contracts In the event that the NABSV is less than $2,730,123, we are required to pay CE an amount equal to the shortfall between the NABSV as of the closing date and $2,730,123.

In addition, we have agreed to indemnify EC against any indemnification claims under the Asset Purchase Agreement.  If indemnification claims are asserted, we may be required to pay up to the Purchase Price to EC.

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Risks Related to the Asset Purchase Agreement

The announcement and pendency of the Asset Sale, whether or not consummated, may adversely affect our business.

The announcement and pendency of the Asset Sale, whether or not consummated, may adversely affect the trading price of our common stock, our business or our relationships with customers, partners, suppliers and employees. In addition, pending the completion of the Asset Sale, our management’s focus and attention and employee resources may be diverted from operational matters during the pendency of the Asset Sale.

In the event that the Asset Sale is not completed, the announcement of the termination of the Asset Purchase Agreement may also adversely affect the trading price of our common stock, our business or our relationships with customers, partners, suppliers and employees.

We cannot be sure if or when the Asset Sale will be completed.

The consummation of the Asset Sale is subject to the satisfaction or waiver of various conditions, including the authorization of the Asset Sale by our stockholders. We cannot guarantee that the closing conditions set forth in the Asset Purchase Agreement will be satisfied. If we are unable to satisfy the closing conditions in EC’s favor or if other mutual closing conditions are not satisfied, EC will not be obligated to complete the Stock Sale.

The Asset Purchase Agreement may expose us to contingent liabilities.

We have agreed to indemnify EC for certain breaches of representations, warranties or covenants made by us in the Asset Purchase Agreement up to the Purchase Price. Significant indemnification claims by EC could materially and adversely affect our business, financial condition and results of operations.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the stockholders will elect six directors to serve until the next annual meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the six nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

NAME	AGE	CURRENT POSITION
Sebastian Giordano	56	Director and Interim Chief Executive Officer
Charles Benton	63	Director
Kevin Coyle	62	Director
Norm Dumbroff	53	Director
Edward Gildea	62	Director
Neil Hebenton	58	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors, has been furnished to the Company by the respective director nominees:

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Sebastian Giordano

Mr. Giordano became a director of WPCS in February 2013. Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. Mr. Giordano currently serves as the Interim Chief Executive Officer of WPCS. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and M.B.A. degrees from Iona College. Mr. Giordano’s executive business experience was instrumental in his selection as a member of our Board of Directors.

Charles Benton, Director

Mr. Benton became a director of WPCS in July 2012.  Since February 2008, Mr. Benton has served as the Director of Distribution Services – Supply Chain for Ascena Retail Group/Charming Shoppes, Inc., a leading national specialty retailer of women’s apparel operating more than 1,800 retail stores throughout the United States.  Prior to that, from March 2006 to January 2008, he served as Director of Finance – Supply Chain for Charming Shoppes, and from May 1999 to February 2006, as Manager of Finance – Supply Chain for Charming Shoppes.  Previously, Mr. Benton spent approximately 25 years for Consolidated Rail Corporation. He holds a B.S. degree in accounting from St. Joseph’s University in Philadelphia, Pennsylvania.  Mr. Benton’s financial experience was instrumental in his selection as a member of our Board of Directors.

Kevin Coyle, Director

Mr. Coyle has been a director of WPCS since August 2012. Since November 2009, Mr. Coyle has been the Principal of KPC Consulting, his personal consulting company. Between February 2011 and July 2011, Mr. Coyle served as a Senior Vice President for Business Development at Comcast Communications, Inc. in Philadelphia, Pennsylvania. Between 2005 and September 2009, Mr. Coyle served as the Chief Executive Officer of Ygnition Networks, Inc., a Seattle, Washington-based communications service provider. Previously, Mr. Coyle served as Chief Executive Officer of Digital Media Holdings in Denver, Colorado (2002 – 2003), Chief Financial Officer of OneSecure, Inc. in Denver, Colorado and San Jose, California (2000 – 2002) and Group Vice President and Chief Financial Officer of Jones Intercable, Inc. in Denver, Colorado (1990 – 1999). He holds a B.S. degree in finance from Villanova University in Villanova, Pennsylvania and an M.B.A. degree from Drexel University in Philadelphia, Pennsylvania. Mr. Coyle’s experience with communications services, his financial experience and his senior executive experience were instrumental in his selection as a member of our Board of Directors.

Norm Dumbroff, Director

Mr. Dumbroff became a director of WPCS in November 2002. Since April 1990, he has been the Chief Executive Officer of Wav Incorporated, a distributor of wireless products in North America. Prior to Wav Incorporated, Mr. Dumbroff was an engineer for Hughes Aircraft. He holds a B.S. degree in Computer Science from Albright College. Mr. Dumbroff’s experience with wireless communications, his engineering background and his senior executive experience was instrumental in his selection as a member of our Board of Directors.

Edward Gildea

Mr. Gildea became a director of WPCS in February 2013. Since February 2014, Mr. Gildea has been a partner in the law firm Fisher Broyles LLP. From 2006 to 2013, Mr. Gildea was President, Chief Executive Officer and Chairman of the Board of Directors of Converted Organics Inc., a publicly held green technology company that manufactures and sells an organic fertilizer, made from recycled food waste. Mr. Gildea is a director for the following publicly held companies: Finjan Holdings, Inc. (intellectual property), Worlds, Inc. (intellectual property), and Atrinsic, Inc. (internet marketing). Mr. Gildea received a B.A. from The College of the Holy Cross and a J.D. from Suffolk University Law School. Mr. Gildea’s executive business experience was instrumental in his selection as a member of our Board of Directors.

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Neil Hebenton, Director

Mr. Hebenton became a director of WPCS in October 2002. Since February 2002, he has been Senior Director, Business Development, for Perceptive Informatics, Inc. (a subsidiary of PAREXEL International Corp.), a company offering clinical trial data management software applications to pharmaceutical and biotechnology companies. From January 1998 to January 2002, he was the Managing Director for the U.K. based FW Pharma Systems, a multi-million dollar application software company serving the pharmaceutical and biotechnology sectors. Prior to that, Mr. Hebenton has held a variety of operational, scientific and marketing positions in Europe with Bull Information Systems (BULP-Paris, Frankfurt, Zurich) and Phillips Information Systems. He received his B.S. in Mathematics from the University of Edinburgh, Scotland. Mr. Hebenton’s experience in international business development was instrumental in his selection as a member of our Board of Directors.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

Information about the Board of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

Meetings and Committees of the Board of Directors

During the fiscal year ended April 30, 2013, our Board of Directors held six meetings and approved certain actions by unanimous written consent. We expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

 Policy Regarding Attendance at Annual Meetings of Stockholders

The Company does not have a policy with regard to Board members’ attendance at annual meetings.

Audit Committee

Our Audit Committee consists of Kevin Coyle, Charles Benton, Norm Dumbroff, Edward Gildea and Neil Hebenton, with Mr. Coyle elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent” as that term is defined under applicable SEC rules and under the current listing standards of The NASDAQ Stock Market. Mr. Coyle is our audit committee financial expert. Our Audit Committee held four meetings during the fiscal year ended April 30, 2013.

Our Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditor, (iii) pre-approving the professional services provided by the independent auditor, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditor, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditor. Our Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

Audit Committee Report

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

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The Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the PCAOB regarding the Company’s independent auditor communications with the Audit Committee concerning independence, and have discussed with the Company’s independent auditors, their independence from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended April 30, 2013, for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Kevin Coyle, Chair

Charles Benton

Norm Dumbroff

Edward Gildea

Neil Hebenton

Executive Committee

Our Executive Committee consists of Charles Benton, Norm Dumbroff, Edward Gildea and Neil Hebenton, with Mr. Benton elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of The NASDAQ Stock Market. Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Executive Committee. Our Executive Committee approved certain actions by unanimous written consent during the fiscal year ended April 30, 2013.

Our Executive Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

Nominating Committee

Our Nominating Committee consists of Norm Dumbroff, Edward Gildea and Neil Hebenton, with Mr. Hebenton elected as Chairman of the Committee. The Board of Directors has determined that all of the members are “independent” under the current listing standards of The NASDAQ Stock Market. Our Nominating Committee approved certain actions by unanimous written consent during the fiscal year ended April 30, 2013.

Our Nominating Committee has responsibility for assisting the Board in, among other things, effecting the organization, membership and function of the Board and its committees. The Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors.

Nomination of Directors

As provided in its charter and the Company’s corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

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Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating Committee must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at WPCS;

•	The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock;

•	The recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

•	A statement from the stockholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the SEC, as in effect at that time.

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All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles.

The Board of Directors has three standing committees—Audit, Executive and Nominating. The membership of each of the Board committees is comprised of all independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board of Directors meet in executive session at each board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board of Directors believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board of Directors are essential for effective risk management and oversight. Our Interim Chief Executive Officer communicates frequently with members of the Board to discuss strategy and challenges facing the company. Senior management usually attends our Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management-related and any other matters.

Director Independence

Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under current listing standards of NASDAQ. The Board of Directors considers Messrs. Benton, Coyle, Dumbroff, Gildea and Hebenton to be “independent” as defined by the applicable rules of The NASDAQ Stock Market LLC.

Stockholder Communications

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to 600 Eagleview Boulevard, Suite 300, Exton, Pennsylvania 19341, Attention: Secretary. All communications will be promptly relayed to the appropriate directors. The Secretary will coordinate all responses.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Ethics is incorporated by reference as an exhibit to the Company Annual Report filed with the SEC on July 29, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities We believe that, during fiscal 2013, except for Form 4s relating to stock option grants made on September 18, 2012 to Andrew Hidalgo, Joseph Heater, Myron Polulak, Neal Hebenton, Norm Dumbroff, Kevin Coyle and Charlie Benton, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

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Recommendation

The Board of Directors recommends a vote “for” each of its nominees.

 PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum LLP as the independent registered public accounting firm of the Company for the year ending April 30, 2014. A representative of Marcum LLP is expected to attend the Annual Meeting to respond to appropriate questions.

Changes in the Company’s Certifying Accountants

On December 20, 2013, the Company received a notice of resignation from CohnReznick LLP, the Company’s former independent registered public accounting firm (the “Former Accountant”). The Former Accountant’s reports on the Company’s financial statements for the past two years do not contain an adverse opinion or a disclaimer of opinion, and are not qualified or modified as to uncertainty, audit scope, or accounting principles, except as that the reports of the Former Accountant for the past two fiscal years ended April 30, 2013 and 2012 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

The resignation of the Former Accountant was not recommended or approved by the Audit Committee or Board of Directors of the Company.

During the Company’s two most recent fiscal years and all subsequent interim periods preceding the Former Accountant’s resignation, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the Former Accountant, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

In connection with the audits of the two most recent fiscal years ended and through the subsequent interim periods preceding the Former Accountant’s resignation, there were no “reportable events” as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

We provided the Former Accountant with a copy of the above disclosures in connection with the Form 8-K announcing the resignation and the Former Accountant furnished us with a letter addressed to the SEC stating that it agreed with the statements that we made in this section. A copy of the letter dated December 27, 2013, is attached as Exhibit 16.1 to the Company’s current report on Form 8-K filed with the SEC on December 27, 2013.

Effective January 29, 2014, the Company engaged Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors approved the engagement of Marcum on January 15, 2014.

During the two most recent fiscal years ended April 30, 2013 and 2012 and during the subsequent interim period through January 29, 2014, the Company did not consult with Marcum regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instruction thereto) or a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)).

Audit Fees

The aggregate fees billed by our former independent auditors, for professional services rendered for the audit of our annual financial statements for the years ended April 30, 2013 and 2012, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years were $503,077 and $476,717, respectively.

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Audit-Related Fees

We incurred fees to our former independent auditors of $4,901 and $3,726, respectively, for audit related fees during the fiscal years ended April 30, 2013 and 2012. These fees were related to the specific review of certain Company transactions during these fiscal years, respectively.

Tax and Other Fees

We did not incur fees to our former independent auditors for tax compliance services during the fiscal years ended April 30, 2013 and 2012.

Preapproval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Recommendation

The Board of Directors recommends a vote for the election of Marcum LLP as the Company’s independent registered public accounting firm for the year ending April 30, 2014.

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle the Company’s stockholders to vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement (including the compensation tables, and the narrative disclosures that accompany the compensation tables) pursuant to the SEC’s rules.

The Company’s executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement the Company’s short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance and (4) align executive officers’ interests with those of the Company’s stockholders. Under these programs, the Company’s executive officers are rewarded for the achievement of specific financial operating goals established by the Executive Committee and the realization of increased stockholder value. Please read the section herein entitled “Executive Compensation” for additional details about the Company’s executive compensation programs, including information about the fiscal year 2013 compensation of the Company’s Named Executive Officers.

The Executive Committee continually reviews the compensation programs for the Company’s executive officers to ensure they achieve the desired goals of aligning the Company’s executive compensation structure with the Company’s stockholders’ interests and current market practices.

The Company is asking its stockholders to indicate their support for the Company’s Named Executive Officer compensation as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the Company’s executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers described in this Proxy Statement and the accompanying Annual Report on Form 10-K for the fiscal year ended April 30, 2013. Accordingly, the Company will ask its stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders and the accompanying Annual Report on Form 10-K for the fiscal year ended April 30, 2013 pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

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The say-on-pay vote is advisory, and therefore not binding on the Company, the Executive Committee or the Company’s Board of Directors. The Company’s Board of Directors and Compensation Committee value the opinions of the Company’s stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Company will consider its concerns and the Executive Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation

The Board of Directors recommends that you vote for the proposal to approve the compensation of the Company’s Named Executive Officers as described under the heading “Executive Compensation,” and the related disclosures contained in this Proxy Statement and the accompanying Annual Report.

PROPOSAL 4 — ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

In addition to the advisory approval of the Company’s executive compensation program, the Company is also holding a non-binding advisory vote by stockholders on the frequency with which stockholders would have an opportunity to hold an advisory vote on the Company’s executive compensation program. The advisory vote on executive compensation described in Proposal No. 3 above is referred to as a “say-on-pay vote.” The Company has included this proposal among the items to be considered at the Annual Meeting pursuant to the requirements of Section 14A of the Exchange Act. The Company is providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, The Company recommends that the stockholders select a frequency of three years.

While the Company’s executive compensation program is designed to support long-term value creation, in recent years we have conducted in-depth reviews of the Company’s executive compensation with outside consultants every three years. Accordingly, a vote every three years will coincide with this more detailed review and an every three-year vote will allow for the highest level of accountability and direct communication between the Company and its stockholders. The Company, therefore, recommends that its stockholders select “Every Three Years” when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, the Board of Directors will review the results of the vote and take them into account in making a determination concerning the frequency of future advisory votes on executive compensation.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory note on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board of Directors may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the stockholders.

Recommendation

The Board of Directors recommends that you vote for a three-year frequency for holding an advisory vote on executive compensation.

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PROPOSAL NO 5

APPROVAL OF THE ASSET SALE

The following discussion is a summary of the material terms of the Asset Sale. We encourage you to read carefully and in its entirety the Asset Purchase Agreement, which is attached to this proxy statement as Annex A, as it is the legal document that governs the Asset Sale.

General Description of the Stock Sale

If the Asset Sale is completed, EC would acquire substantially all of the assets of WPCS-Seattle for approximately $2,730,123. Out of such proceeds, we are required to pay all outstanding payroll liabilities related to the employees of WPCS-Seattle, which we estimate at approximately $700,000, resulting in net proceeds of approximately $2,000,000 to us. Pursuant to the Asset Purchase Agreement, within 30 days after closing of the Asset Sale, EC will prepare a calculation of the NABSV of WPCS-Seattle as of the closing date. In the event that the NABSV is less than $2,730,123, we are required to pay EC an amount equal to the shortfall between the NABSV as of the closing date and $2,730,123. In the event the NABSV is greater than $2,730,123, EC is required to pay us the excess between the NABSV as of the closing date and $2,730,123.

Parties to the Stock Sale

WPCS International- Seattle, Inc.

c/o WPCS International Incorporated

600 Eagleview Boulevard

Suite 300

Exton, Pennsylvania, 19341

(484) 359-7228

WPCS Seattle is a wholly-owned subsidiary of WPCS International Incorporated, which operates in two business segments including: (1) providing communications infrastructure contracting services to the public services, healthcare, energy and corporate enterprise markets worldwide; and (2) developing a Bitcoin trading platform. WPCS operates websites at www.wpcs.com and www.btxtrader.com .

WPCS’ common stock is traded on The NASDAQ Capital Market under the symbol “WPCS”. We file annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K with the SEC. These reports, any amendments to these reports, proxy and information statements and certain other documents we file with the SEC are available through the SEC’s website at www.sec.gov or free of charge on our website as soon as reasonably practicable after we file the documents with the SEC. The public may also read and copy these reports and any other materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

EC Company

2121 New Thurman Street

Portland, Oregon 97210

(503) 220-3525

EC Company is an entity located in Oregon which is in a similar business to WPCS-Seattle. There was no prior relationship of EC Company and the Company.

Background of the Asset Sale

During fiscal 2013 and 2014, the Company’s board had discussions regarding the Company’s current operations and planned future operations.

On December 3, 2013, the Company negotiated a non-binding letter of intent with EC for the purchase of substantially all of the assets of WPCS-Seattle in exchange for a purchase price equal to NABSV at closing.

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For the fiscal year ended April 30, 2013, WPCS-Seattle generated revenue of approximately $9.9 million and earnings before taxes of approximately $709,000. For the nine months ended January 31, 2014, WPCS-Seattle generated revenue of approximately $8.4 million and earnings before taxes of approximately $732,000.

On March 13, 2014, the WPCS board of directors met to discuss a number of items, including a preliminary draft of the proposed Asset Sale. Management reviewed the key terms of the Asset Sale, provided financial analysis, including the NASBV of WPCS- Seattle and the estimated cash payment to be received after the payment of payroll liabilities.

On March 27, 2014, board of directors met to review the final documents related to the proposed Asset Sale. Management first summarized the key activities related to the transaction that had been completed over the last month including discussions with employees and final negotiation of the terms of the Asset Purchase Agreement. Considerable time was spent reviewing each of the significant terms of the Asset Purchase Agreement. Management concluded the presentation with a recommendation that the board vote to give management the authority to complete the transaction. The board then unanimously voted to give management the authority to complete the Asset Sale on terms not materially different from those reviewed with the board.

Reasons for the Asset Sale

The board of directors has determined that the sale of substantially all of the assets of WPCS-Seattle in this transaction is in the best interests of the stockholders because it believes that the Purchase Price represents a full valuation of the assets and that the Company will have a better chance of increasing shareholder value by selling substantially all of the assets of WPCS-Seattle in this transaction than it would if it retained the WPCS-Seattle and continued to operate it.  Specifically, the cash proceeds from the Asset Sale will provide the Company with needed financial liquidity and flexibility, which is important to the Company and its stockholders in order to continue to operate its remaining business while pursuing other initiatives intended to increase stockholder value.  In evaluating the terms under which EC offered to purchase the assets of WPCS-Seattle, the board considered many factors. The most important factors considered were the following:

•	Value. The board of directors determined that the Purchase Price offered by EC was a fair value for the assets relative to other indicators of value, considering the $2.0 million in cash to be paid at the closing after payment of approximately $700,000 in payroll obligations relating to the employees of WPCS-Seattle. Other indicators of value included discussions with unrelated third parties over the recent past and market value of the business as reflected in the Company’s stock price;

•	Strategy. During calendar year 2013, WPCS appointed three new members to its board of directors and appointed an interim Chief Executive Officer. As a result of these changes, WPCS’ immediate goals were to stabilize and turnaround core operations, reduce corporate overhead, and improve stockholders' equity. Part of that strategy has been to actively consider ways to monetize some or all of the Company’s assets and to pursue new strategic initiatives, such as potential business combinations, sale transactions or strategic partnerships. The recent acquisition of BTX Trader reflects implementation of that strategy. The proposed Asset Sale represents a continuation of that strategy. The board of directors believes that the Company has a better chance of enhancing shareholder value by using the proceeds from the Asset Sale to pursue other strategic initiatives than by continuing to operate WPCS-Seattle.

•	Remaining Operations. The board of directors carefully considered the challenges and opportunities that would exist for the Company’s remaining operations following the Asset Sale. As described under the caption “Activities of WPCS Following the Asset Sale”, subsequent to the sale of WPCS-Seattle, we will continue operating as a going concern operating its two business segments: (1) providing communications infrastructure contracting services to the public services, healthcare, energy and corporate enterprise markets worldwide; and (2) developing a Bitcoin trading platform.

The above described businesses and prospects, together with estimated assets of approximately $19 million subsequent to the transaction, provide additional opportunities for the Company to continue to positively impact shareholder value subsequent to the Asset Sale. The Company’s liquidity would be significantly enhanced, its financial risk profile reduced and management’s ability to continue its strategy of enhancing shareholder value strengthened as a direct result of completing this proposed Asset Sale.

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The foregoing discussion of the factors considered by our board of directors is not intended to be exhaustive, but rather includes material factors considered by the directors. Our board of directors also considered other factors, including those described in the section entitled “Risk Factors” in this proxy statement, in deciding to approve, and unanimously recommending that our stockholders approve, the Asset Sale. In reaching its decision and recommendation to our stockholders, our board of directors did not quantify or assign any relative weights to the factors considered and individual directors may have given different weights to different factors. In addition, our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above.

Recommendation of Our Board of Directors

After careful consideration by the board of directors, the board unanimously approved the Asset Purchase Agreement, and unanimously determined that the terms of the Asset Purchase Agreement are advisable and are fair to and in the best interests of the Company and its stockholders. Accordingly, the board unanimously recommends that stockholders approve the transaction as described herein.

Activities of WPCS Following the Asset Sale

As further described under the caption “Reasons for the Asset Sale,” the board of directors believes that increasing shareholder value will be more likely achieved by selling substantially all of the assets of WPCS-Seattle in this transaction than by retaining WPCS-Seattle and continuing to operate it.  Following the sale of WPCS-Seattle, we will need to restructure our business to enable us to successfully operate as a smaller company and to seek new sources of revenue and possible new strategic initiatives.  The board of directors currently believes that the long-term interests of the shareholders is best served by the Company pursuing the activities described below and other strategic initiatives that the board of directors may subsequently determine are in the best interests of the shareholders.

Communications Infrastructure Contracting Services

We currently offer our low voltage communications infrastructure contracting services to the public services, healthcare, energy and corporate enterprise markets through our Suisun City, Seattle and China Operations.

We provide an integrated approach to project coordination that creates cost-effective solutions.   Corporations, government entities, healthcare organizations and educational institutions depend on the reliability and accuracy of voice, data and video communications. However, the potential for this new technology cannot be realized without the right infrastructure to support the convergence of technology. In this regard, we create integrated building systems, including the installation of advanced structured cabling systems. We specialize in wireless technology or combination of various technologies to develop a cost effective network for a customer's wireless communication requirements. This includes Wi-Fi networks, point-to-point systems, cellular networks, in-building systems and two-way communication systems. We support the integration of telecommunications, life safety, security and HVAC in an environmentally safe manner and design for future growth by building in additional capacity for expansion as new capabilities are added.

Finally, we have expertise in the construction and maintenance of pipelines in our China Operations for natural gas and petroleum transmission. This includes experience in transmission infrastructure, horizontal directional drilling and rock trenching. In addition, we offer trenching services for power lines, telecommunications and water lines. Our services are performed with minimal ground disruption and environmental impact.

Bitcoin Trading Platform

BTX Trader was founded to focus on two product categories within the Bitcoin market; (i) trading systems; and (ii) exchanges.

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BTX Trader’s current business strategy is to continue to implement advanced trading algorithms for bitcoin traders.  BTX Trader expects to generate revenue from the trading systems by offering users advanced Bitcoin trading algorithms and strategies that are not currently available.  The trading system is a cloud-hosted service.  It incorporates some high-end features traders may be familiar with from other asset classes, including advanced charting, trading blotters, and consolidated level 2 order books.    BTX Trader believes it is currently the only product that offers trading integration against the five current largest Bitcoin exchanges, allowing users to see liquidity across all platforms, route orders to the best platforms, and identify possible arbitrage opportunities across platforms.  Additionally, it allows users to place synthetic stop loss orders against those exchanges, to hedge against Bitcoin price volatility which we believe is a feature not available on any other current software.

BTX Trader’s future strategy is to open a Bitcoin exchange to allow low-latency execution of trades in Bitcoin, where it expects to generate revenue on the inflows and outflows of Bitcoin trading.  BTX Trader’s goal is to launch an exchange in the near future.  BTX Trader’s model is to combine the best features of its competitors and provide features found nowhere else.  So, while other platforms may offer multi-exchange integration, BTX Trader intends to route to more exchanges, and allow synthetic stop-loss orders on top of them.  BTX Trader expects to initially launch in a jurisdiction where the regulations surrounding Bitcoin are clear, with a long-term strategy of moving into the United States, following a clearer understanding and development of the regulatory and compliance environment in the U.S.  We will ensure compliance in all jurisdictions in which we may operate a future Bitcoin exchange.

Use of Proceeds

Currently, we expect that after payment of the Company’s payroll obligations related to the employees of WPCS-Seattle, the remaining net proceeds from the Asset Sale will be used primarily for working capital purposes.

U.S. Federal Income Tax Consequences of the Asset Sale

The following discussion is a general summary of the anticipated U.S. federal income tax consequences of the Asset Sale. The following discussion is based upon the Code, its legislative history, currently applicable and proposed Treasury regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this proxy statement. The following discussion has no binding effect on the Internal Revenue Service (the “IRS”) or the courts.

The proposed Asset Sale will be treated as a sale of a corporate asset in exchange for cash. The proposed Asset Sale is a taxable transaction for U.S. federal income tax purposes upon which we will recognize a gain or loss. The amount of gain or loss we recognize with respect to the sale of the assets of WPCS-Seattle will be measured by the difference between the amount realized by us on the sale of the assets and those assets our tax basis for those assets. The determination of whether we will realize gain or loss on the Asset Sale is highly complex and is based in part upon facts that will not be known until the completion of the Asset Sale. Therefore, it is possible that the proposed Asset Sale will generate a U.S. federal income tax liability to WPCS, however, we believe our tax assets can be used to mitigate or eliminate any tax liabilities that may arise from this transaction.

The proposed Asset Sale is entirely a corporate action. Our U.S. stockholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale.

Accounting Treatment of the Asset Sale

It is expected that the historical financial results of WPCS-Seattle will be presented as a discontinued operation in the Company’s future consolidated financial statements.

Government Approvals

We believe that the notification and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) do not apply to the Stock Sale and that we will not be required to make any filings with the Department of Justice’s Antitrust Division or the Federal Trade Commission (“FTC”). However, the FTC and the Antitrust Division frequently scrutinize the legality under the antitrust laws of transactions such as the Asset Sale. At any time before or after the consummation of the Asset Sale, the FTC or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the transaction or seeking the divestiture of substantial assets of EC, WPCS or their respective subsidiaries. Private parties, state attorneys general or foreign governmental entities may also bring legal action under antitrust laws under certain circumstances. Based upon an examination of information available relating to the businesses in which EC, WPCS and their respective subsidiaries are engaged, the parties believe that the Asset Sale will not violate the antitrust laws. Nevertheless, there can be no assurance that a challenge to the Asset Sale on antitrust grounds will not be made or, if such a challenge is made, what the result would be.

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We believe we are not required to make any other material filings or obtain any material governmental consents or approvals before the consummation of the Asset Sale. If any approvals, consents or filings are required to consummate the Asset Sale, we will seek or make such consents, approvals or filings as promptly as possible.

Appraisal Rights

The Company does not believe that our stockholders are entitled to appraisal rights as a result of the Asset Sale as the Company’s common stock is listed on a national securities exchange.

The Asset Purchase Agreement

Below and elsewhere in this proxy statement is a summary of the material terms of the Asset Purchase Agreement, a copy of which is attached to this proxy statement as  Annex A  and which we incorporate by reference into this proxy statement. We encourage you to carefully read the Asset Purchase Agreement in its entirety as the summaries contained herein may not contain all of the information about the Asset Purchase Agreement that is important to you. Certain terms defined in the Asset Purchase Agreement have the same meaning as the defined terms used below in this description.

The Asset Purchase Agreement has been included to provide you with information regarding its terms, and we recommend that you carefully read the Asset Purchase Agreement in its entirety. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the Asset Sale, we do not intend for its text to be a source of factual, business or operational information about us. The Asset Purchase Agreement contains representations, warranties and covenants that are qualified and limited, including by information in the disclosure schedules referenced in the Asset Purchase Agreement that the parties delivered in connection with the execution of the Asset Purchase Agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Asset Purchase Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to different standards of materiality applicable to the contracting parties, which may differ from what may be viewed as material to stockholders. These representations may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Asset Purchase Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement. You should not rely on its representations, warranties or covenants as characterizations of the actual state of facts or condition of the Company or any of our affiliates.

The Asset Sale

Upon the terms and subject to the conditions of the Asset Purchase Agreement, including the satisfaction of the closing conditions, EC will acquire all substantially of the assets of WPCS-Seattle.

Consideration to be Received by WPCS and the NABSV Adjustment

The Purchase Price for the Asset Sale is $2,730,123. At the closing, we will receive the Purchase Price. After closing, we will pay all payroll related liabilities related to WPCS-Seattle which we estimate at approximately $700,000. Pursuant to the Asset Purchase Agreement, the parties will prepare a calculation of the NABSV of the assets as of the closing date. In the event that the NABSV is less than $2,730,123, we are required to pay EC an amount equal to the shortfall between the NABSV as of the closing date and $2,730,123.  If the NABSV in greater, EC is required to pay us the difference.

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Indemnification of EC

From and after the closing of the Asset Sale, we will indemnify EC any of the foregoing in respect of, and hold EC harmless against, any damages arising, directly or indirectly as a result or arising out of:

•	any inaccuracy of any representation or warranty of WPCS Seattle which is contained in the Asset Purchase Agreement; or

•	any breach or non-fulfillment by WPCS of any covenants, agreements or other obligations contained in the Asset Purchase Agreement.

Our maximum aggregate liability under the Securities Purchase Agreement is limited to the Purchase Price.

The representations, warranties, covenants and agreements made by WPCS in the Securities Purchase Agreement, and our liability for any breach or inaccuracy thereof, expire twenty four months following the closing date of the Asset Sale, except for representations and warranties regarding tax and securities law matters, which expire after the statute of limitations of such claims runs out.

Representations and Warranties

The Asset Purchase Agreement contains certain representations and warranties made by WPCS Seattle regarding, among other things:

•	corporate organization and power, qualification and good standing of the Company;

•	the authorization, execution, delivery and enforceability of the Asset Purchase Agreement;

•	except as otherwise disclosed, the absence of conflicts with or defaults under our organizational documents, other contracts and applicable law;

•	necessary consents to consummate the Asset Sale;

•	the absence of litigation;

•	the condition of the assets of WPCS-Seattle;

•	compliance with laws and regulations applicable to the operation of WPCS-Seattle;

•	tax matters, including the filing of tax returns;

•	labor and employment benefit matters, including status of benefit plans;

•	ownership, or lack thereof, of real property;

•	environmental matters;

•	status of existing contracts;

•	intellectual property;

•	brokers and finders; and

•	the accuracy of information contained in the Asset Purchase Agreement.

In addition, EC made representations and warranties to us regarding, among other things:

•	corporate organization and power, qualification and good standing of EC;

•	the authorization, execution, delivery and enforceability of the Asset Purchase Agreement;

•	except as otherwise disclosed, the absence of conflicts with or defaults under our organizational documents, other contracts and applicable law;

•	necessary consents to consummate the Asset Sale;

•	brokers and finders;

•	solvency; and

•	the accuracy of information contained in the Asset Purchase Agreement.

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Covenants Relating to the Conduct of the Business

We have agreed in the Securities Purchase Agreement that, between signing and closing of the Asset Purchase Agreement, WPCS Seattle will:

•	provide EC with access to all personnel, property, books and records and other operational data;

•	not make any modifications to any Material Contract except in the ordinary course of business and consistent with prior business practices; and

•	not enter into any compromise or settle any outstanding or pending litigation.

We may, however, do any of the above prohibited actions with Buyer’s prior written consent.

Expenses

Whether or not the Asset Sale is completed, each party will be required to pay its own costs and expenses (including legal fees and expenses) incurred by it in connection with the Asset Purchase Agreement and the Asset Sale.

Conditions to the Asset Sale

WPCS Seattle and EC will not be obligated to complete the Stock Sale unless a number of conditions are satisfied or waived. These joint closing conditions include:

•	no order, stay, injunction or decree of any court of competent jurisdiction or of an arbitrator shall have been issued and be in effect restraining or prohibiting the consummation of the transactions contemplated in the Asset Purchase Agreement.

In addition, the obligations of WPCS Seattle to effect the Asset Sale are subject to the satisfaction or waiver of additional conditions, including:

•	each of the representations and warranties made by EC contained in the Assets Purchase Agreement shall be true as of the closing and as of the date the Asset Purchase Agreement was executed, in all material respects;

•	each of the covenants obligations of EC required by the Asset Purchase Agreement to be performed at or prior to the closing shall have been duly performed and complied with as of the closing;

•	approval of the stockholders of WPCS has been obtained; and
•	Approval of NASDAQ has been obtained

In addition, the obligation of EC to effect the Asset Sale is subject to the satisfaction or waiver of additional closing conditions, including:

•	each of the representations and warranties made by WPCS Seattle contained in the Asset Purchase Agreement shall be true as of the closing and as of the date the Asset Purchase Agreement was executed, in all material respects;

•	each of the covenants obligations of WPCS Seattle required by the Asset Purchase Agreement to be performed at or prior to the closing shall have been duly performed and complied with as of the closing; and

•	no event shall have occurred with respect to WPCS-Seattle, its business or properties that is reasonably expected to have a Company Material Adverse Effect

Termination of the Asset Purchase Agreement

We may mutually agree with EC at any time to terminate the Asset Purchase Agreement, even after our stockholders have authorized the Asset Sale pursuant to the Asset Purchase Agreement.

The Asset Purchase Agreement may also be terminated under certain circumstances, including:

•	by us or Buyer if (a) stockholder approval is not obtained at this Annual Meeting or (b) NASDAQ does not approve the Asset Sale,

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•	by EC, if there has been a material breach by us of any provision contained in the Securities Purchase Agreement and such breach has not been waived by EC or cured by us within 30 days of receipt of written notice of such breach;

•	by the Company, if there has been a material breach by us of any provision contained in the Securities Purchase Agreement and such breach has not been waived by WPCS Australia or cured by Turquino within 30 days of receipt of written notice of such breach; or

•	by us or Buyer if any closing condition of the other party becomes impossible.

Amendment and Waiver

The Company and EC may mutually amend or waive any provision of the Asset Purchase Agreement at any time. No amendment of any provision of the Asset Purchase Agreement will be valid unless it is in writing and signed by each of the Company and EC. No waiver will be valid unless it is in writing signed by the party waiving compliance.

Consummation of the Asset Sale

We expect to complete the Asset Sale as promptly as practicable after our stockholders authorize the Asset Sale Proposal.

RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE PROPOSAL TO AUTHORIZE THE ASSET SALE.

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 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 2, 2014:

•	by each person who is known by us to beneficially own more than 5% of our common stock;
•	by each of our officers and directors; and
•	by all of our officers and directors as a group.

Name And Address Of Beneficial Owner (1)	Number of Shares Owned (2)		Percentage of Class (3)
Sebastian Giordano	252,857	(4)	1.78%
Joseph Heater	67,143	(4)	*
Norm Dumbroff	67,691	(4)	*
Neil Hebenton	57,571	(4)	*
Kevin Coyle	108,571	(4)	*
Charles Benton	108,571	(4)	*
Edward Gildea	102,857	(4)	*

All Officers and Directors as a Group (7 persons)	765,261	(4)	5.22%

Hudson Bay Master Fund Ltd. (5)	1,544,189	(6)	9.99%
Iroquois Master Fund Ltd. (7)	1,542,602	(8)	9.99%
Barry Honig	1,447,553	(9)	9.42%
Divya Thakur	1,464,767	(10)	9.53%
Ilya Subkhankulov	732,273	(10)	5.00%

(1)	The address for each of our officers and directors is 600 Eagleview Boulevard, Suite 300, Exton, PA 19341.
(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 2, 2014 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.
(3)	Percentage based on 13,913,164 shares of common stock outstanding.
(4)	Includes the following number of shares of common stock which may be acquired by certain officers and directors through the exercise of stock options which were exercisable as of April 2, 2014 or become exercisable within 60 days of that date: Sebastian Giordano, 252,857 shares; Joseph Heater, 67,143 shares; Norm Dumbroff, 67,691 shares; Neil Hebenton, 57,571 shares; Kevin Coyle, 108,571 shares; Charles Benton, 108,571 shares; Edward Gildea, 102,857 shares; and all officers and directors as a group, 755,141 shares.
(5)	Hudson Bay Capital Management LP, the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Sander Gerber disclaims beneficial ownership over these securities.
(6)	Represents shares of common stock issuable upon conversion and/or exercise of outstanding secured convertible notes, series E convertible preferred stock and common stock purchase warrants and represents the maximum beneficial ownership percentage pursuant to exercise limitations contained within secured convertible notes, series E convertible preferred stock and common stock purchase warrants owned by this beneficial owner.
(7)	Iroquois Capital Management LLC (“Iroquois Capital”) is the investment manager of Iroquois Master Fund Ltd. (“IMF”). Consequently, Iroquois Capital has voting control and investment discretion over securities held by IMF. As managing members of Iroquois Capital, Joshua Silverman and Richard Abbe make voting and investment decisions on behalf of Iroquois Capital in their capacity as investment managers to IMF. As a result of the foregoing, Mr. Silverman and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange of 1934, as amended) of these securities held by IMF. Notwithstanding the foregoing, Mr. Silverman and Mr. Abbe disclaim such beneficial ownership.
(8)	Includes 1,528,299 shares of common stock issuable upon conversion and/or exercise of outstanding secured convertible notes, series E convertible preferred stock and common stock purchase warrants and represents the maximum beneficial ownership percentage pursuant to exercise limitations contained within secured convertible notes, series E convertible preferred stock and common stock purchase warrants owned by this beneficial owner.
(9)	Includes 174,435 shares of common stock issuable upon exercise of outstanding common stock purchase warrants and 80,857 shares of common stock issuable upon conversion of series E convertible preferred stock owned directly by Mr. Honig, Also includes 6,824 shares of common stock, 424,326 shares of common stock issuable upon exercise of outstanding common stock purchase warrants, 38,571 shares of common stock issuable upon conversion of series E convertible preferred stock and 729,364 shares of common stock issuable upon conversion of secured convertible notes owned by GRQ Consultants Inc. 401K (“GRQ”). Mr. Honig has voting and dispositive power over the shares owned by GRQ.
(10)	Represents shares of common stock issuable upon conversion of outstanding secured convertible notes.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

NAME	AGE	OFFICES HELD
Sebastian Giordano	56	Interim Chief Executive Officer and Director
Joseph Heater	50	Chief Financial Officer

Biographical information about Mr. Giordano is provided in “Proposal 1 - Election of Directors”.

Joseph Heater, Chief Financial Officer

Mr. Heater has been Chief Financial Officer since July 2003. From November 2001 to June 2003, Mr. Heater was the Controller for Locus Pharmaceuticals, Inc., a development stage pharmaceutical company. Prior to that, from April 1999 to September 2001, Mr. Heater was Director of Finance and Corporate Controller for esavio Corporation, an information technology consulting company. Prior to that, from March 1995 to November 1998, Mr. Heater was Director of Financial Planning and Assistant Corporate Controller for Airgas, Inc. Mr. Heater holds a B.S. from the University of Nebraska and an M.B.A. from Villanova University.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

•	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

•	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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EXECUTIVE COMPENSATION

Compensation Committee Report

The Executive Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Executive Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K.

Submitted by the Executive Committee

Charles Benton, Chairman

Norm Dumbroff

Edward Gildea

Neil Hebenton

 COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

The following discussion and analysis of compensation arrangements of our named executive officers for the fiscal year ended April 30, 2013 should be read together with the compensation tables and related disclosures set forth below.

Compensation Philosophy and Objectives

We believe our success depends on the continued contributions of our named executive officers. Our named executive officers are primarily responsible for our growth and operations strategy, and the management of the day-to-day operations of our subsidiaries. Therefore, it is important to our success that we retain the services of these individuals to ensure our future success and prevent them from competing with us should their employment with us terminate.

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our short-term and long-term business goals. We strive to apply a uniform philosophy regarding compensation of all employees, including members of senior management. This philosophy is based upon the premise that our achievements result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place. The goals of our compensation program are to align remuneration with business objectives and performance and to enable us to retain and competitively reward executive officers and employees who contribute to our long-term success. In making executive compensation and other employment compensation decisions, the Executive Committee considers achievement of certain criteria, some of which relate to our performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on our achievement and individual performance criteria.

The Executive Committee will evaluate our compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, the Executive Committee may from time to time increase salaries, award additional stock options or provide other short and long-term incentive compensation to executive officers and other employees.

Compensation Program & Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary and participation in benefit plans generally available to other employees. In setting total compensation, the Executive Committee considers individual and Company performance, as well as market information regarding compensation paid by other companies in our industry.

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In order to achieve the above goals, our total compensation packages include base salary, annual bonus, as well as long-term compensation in the form of stock options.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, and expected contributions to our company. Base salary is continuously evaluated by competitive pay and individual job performance. Base salaries for executives are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

Bonuses. A component of each executive officer’s potential annual compensation may take the form of a performance-based bonus. Contractually, our Executive Vice Presidents are entitled to receive an annual bonus range of 2-3% of the annual profit before interest and taxes of the designated subsidiaries assigned to him. Our CEO and CFO are entitled to an annual bonus, to be determined at the discretion of the Executive Committee, based on our financial performance and the achievement of the officer’s individual performance objectives.

Long-Term Incentives. Longer-term incentives are provided through stock options, which reward executives and other employees through the growth in value of our stock. The Executive Committee believes that employee equity ownership provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of our stockholders. Grants of stock options to executive officers are based upon each officer’s relative position, responsibilities and contributions, with primary weight given to the executive officers’ relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are generally granted at an exercise price equal to the market price of our common stock on the date of grant and will provide value to the executive officers only when the price of our common stock increases over the exercise price. Although the expenses of stock options affect our financial statements negatively, we continue to believe that this is a strong element of compensation that focuses the employees on financial and operational performance to create value for the long-term.

With regard to our option grant practice, the Executive Committee has the responsibility of approving all stock option grants to employees. Stock option grants for plan participants are generally determined within ranges established for each job level. These ranges are established based on our desired pay positioning relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective and to ensure option usage consistent with option pool forecasts. Based on the definition of fair market value in our stock option plan, options are granted at 100% of the closing sales price of our stock on the last market trading date prior to the grant date. We do not time the granting of our options with any favorable or unfavorable news released by us. Proximity of any awards to an earnings announcement or other market events is coincidental.

Executive Equity Ownership

We encourage our executives to hold an equity interest in our company. However, we do not have specific share retention and ownership guidelines for our executives.

Performance-Based Compensation and Financial Restatement

We have not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

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Tax and Accounting Considerations

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts deductibility of executive compensation paid to our Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Executive Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable. Income related to stock options granted under our 2006 Incentive Stock Plan and 2007 Incentive Stock Plan, generally qualify for an exemption from these restrictions imposed by Section 162(m). In the future, the Executive Committee will continue to evaluate the advisability of qualifying its executive compensation for full deductibility.

Accounting for Stock-Based Compensation. We record compensation expense for the fair value of stock-based compensation.

Executive Committee Interlocks and Insider Participation

The members of the Executive Committee during the fiscal year ended April 30, 2013 were Charles Benton, Norm Dumbroff, Edward Gildea, Sebastian Giordano and Neil Hebenton. None of our members of the Executive Committee during the fiscal year ended April 30, 2013 served as an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure required by Item 404 of Regulation S-K.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Contract with Andrew Hidalgo

On February 1, 2010, we entered into a five-year employment contract with Andrew Hidalgo, our Chairman and Chief Executive Officer with a base salary of $325,000 per annum. Upon each one year anniversary of the agreement, the agreement will automatically renew for another five years from the anniversary date. In addition, Mr. Hidalgo is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

On July 24, 2013, we entered into a separation agreement (the “Separation Agreement”) with Mr. Hidalgo, the Company’s former President, Chief Executive Officer and member of the board of directors. Pursuant to the Separation Agreement, Mr. Hidalgo resigned effective at the close of business on July 30, 2013 (the “Termination Date”), as the President, Chief Executive Officer and a member of the board of directors of the Company and from all officer and director positions with all of our subsidiaries.

On September 19, 2013, the Company and Turquino Equity LLC (“Turquino”), whose managing member is Mr. Hidalgo, entered into a Securities Purchase Agreement (the “Agreement”) to sell 100% of the shares of Pride to Turquino for $1,400,000. Until the date of closing of the Agreement (the “Severance Period”), the Company shall continue to pay Hidalgo his current base salary of $325,000 per year through the Company’s normal payroll process (the “Severance Payment”). At the end of the Severance Period, Hidalgo shall be entitled to receive a Severance Payment equal to Hidalgo’s salary from the Termination Date through the end of the term of his employment agreement (January 31, 2018) minus any payments made to Hidalgo during the Severance Period. At the closing date, the Company shall make the final Severance Payment, net of applicable taxes, and shall apply the net after tax Severance Payment as partial payment towards the purchase price for Pride. The cash difference between the after tax Severance Payment and the purchase price shall be paid to the Company at the closing date.

Contract with Joseph Heater

On February 1, 2010, we entered into a five-year employment contract with Joseph Heater, our Chief Financial Officer with a base salary of $250,000 per annum. Upon each one year anniversary of the agreement, the agreement will automatically renew for another five years from the anniversary date. In addition, Mr. Heater is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

30

On March 31, 2014, we entered into a separation agreement (the “Separation Agreement”) with Mr. Heater. Pursuant to the Separation Agreement, Heater will resign, effective July 31, 2014 (the “Termination Date”), as the Chief Financial Officer of the Company and from all officer and director positions with the Company’s subsidiaries. Pursuant to the Separation Agreement, the Company shall pay Heater the sum of $250,000 between the Termination Date and December 31, 2014, which will be payable in five (5) monthly installments of $41,666.67, payable on the first business day of each month from August through December 2014 and one (1) final payment of $41,666.65 to be made on December 31, 2014. In addition, Heater shall receive a bonus of $35,000, to be paid on July 31, 2014. Heater will also receive medical and other insurance benefits through December 31, 2014 under the applicable plans maintained by the Company. Further, subject to stockholder approval of a new equity compensation plan, the Company shall grant Heater options to purchase 50,000 shares of common stock, which options shall vest immediately upon issuance and shall expire on December 31, 2014.

Contract with Myron Polulak

On December 1, 2011, we entered into a three-year employment contract with Mr. Polulak with a base salary of $176,000 per annum. Effective May 1, 2012, Mr. Polulak’s base salary was increased to $200,000 per annum. Upon the anniversary of the agreement, the agreement will automatically renew for another year from the anniversary date, unless, prior to the 30th calendar day preceding expiration of the agreement, either we or Mr. Polulak provide written notice not to renew the agreement. In addition, Mr. Polulak is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Polulak is entitled to receive an annual bonus of 3.0% of earnings before the deduction of interest and income taxes of designated subsidiaries assigned by us.

Effective at the close of business on December 31, 2013, Mr. Polulak resigned as Executive Vice President of the Company. Pursuant to a separation agreement with Polulak, through April 30, 2014, the Company paid Polulak his current base salary and provided medical and other insurance benefits.

Contract with Sebastian Giordano

Effective August 1, 2013, we entered into a letter agreement (the Giordano Agreement) with Sebastian Giordano to serve as Interim Chief Executive Officer on a part-time basis until a permanent chief executive officer is appointed. The Giordano Agreement can be terminated by either party upon 30 days prior notice. Pursuant to the Giordano Agreement, Mr. Giordano shall receive a monthly consulting fee of $10,833. In addition, upon our approving a new stock incentive plan, Mr. Giordano shall receive a grant of 30,000 shares of our common stock and Mr. Giordano shall be entitled to receive a discretionary bonus upon successful achievement of a merger or acquisition of the Company by another entity. We will also reimburse Mr. Giordano for all reasonable expenses in connection with his services to us.

For each of the named executive officers listed above, in the event of a change in control, whereby the executive officer is terminated without cause, or resigns for certain “good reasons” we are required to pay the named executive officer a severance payment.  The severance payment is the salary and benefits amount owed under the respective employment agreement from the date of termination through the remaining term of the employment agreement.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, the two highest paid executive officers and up to two other highest paid individuals whose total annual salary and bonus exceeded $100,000 for fiscal years 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(4)	Total ($)

Andrew Hidalgo	2013	325,000	-	18,592	343,592
Chairman, Chief Executive Officer and Director (1)	2012	325,000	-	-	325,000

Joseph Heater	2013	250,000	-	17,593	267,593
Chief Financial Officer (2)	2012	250,000	-	-	250,000

Myron Polulak	2013	200,000	10,000	13,619	223,619
Executive Vice President (3)	2012	176,000	-		176,000

(1)	Mr. Hidalgo served as Chairman, Chief Executive Officer and Director since May 24, 2002 and resigned on July 30, 2013.
(2)	Mr. Heater has served as Chief Financial Officer since July 15, 2003.
(3)	Mr. Polulak has served as Executive Vice President since December 1, 2010 and resigned on December 31, 2013.
(4)	Represents the dollar amount of stock-based compensation expense recognized in fiscal 2013 for awards granted in fiscal 2013, as discussed in Note 2, “Summary of Significant Accounting Policies” of the notes to consolidated financial statements included elsewhere in this Annual Report on Form 10-K.

31

GRANTS OF PLAN-BASED AWARDS

The following table sets forth the stock options granted to the named executive officers during fiscal 2013.

	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Andrew Hidalgo	9/18/12	21,429	$4.20	27,239
Joseph Heater	9/18/12	14,286	$4.20	18,159
Myron Polulak	9/18/12	10,714	$4.20	13,619

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of April 30, 2013.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date

Andrew Hidalgo	3,572	-	$16.59	10/10/2013
	5,715	-	$21.98	10/28/2014
	21,428	-	$4.20	9/18/2017

Joseph Heater	1,786	-	$16.59	3/14/2013
	2,858	-	$21.98	10/10/2013
	14,285	-	$4.20	9/18/2017

Myron Polulak	10,714	-	$4.20	9/18/2017

Director Compensation

The following table sets forth summary information concerning the total compensation earned by our non-employee directors in 2013 for services to our company.

Name	Fees Earned or Paid in Cash	Option Awards ($)(*)	Total ($)
Charles Benton (1)	16,000	7,290	23,290
Kevin Coyle (2)	12,000	7,083	19,083
Norm Dumbroff (3)	12,000	5,448	17,448
Neil Hebenton (4)	12,000	5,448	17,448
Edward Gildea (5)	7,000	130	7,130
Sebastian Giordano (6)	7,000	130	7,130
Total:	66,000	25,529	91,529

(*) Amounts represent the stock-based compensation expense recognized in fiscal 2013 for awards granted in fiscal 2013, as discussed in Note 2, “Summary of Significant Accounting Policies” of the notes to consolidated financial statements included elsewhere in this Annual Report on Form 10-K.

(1)	8,571 options were outstanding as of April 30, 2013, of which 7,143 were exercisable as of April 30, 2013.

(2)	8,571 options were outstanding as of April 30, 2013, of which 7,143 were exercisable as of April 30, 2013.

(3)	8,286 options were outstanding as of April 30, 2013, of which 8,286 were exercisable as of April 30, 2013.

(4)	8,286 options were outstanding as of April 30, 2013, of which 8,286 were exercisable as of April 30, 2013.

32

(5)	2,857 options were outstanding as of April 30, 2013, of which none were exercisable as of April 30, 2013.

(6)	2,857 options were outstanding as of April 30, 2013, of which none were exercisable as of April 30, 2013.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the shares of our common stock that may be issued upon the exercise of options granted to employees under the 2002 Stock Option Plan, which were approved by the Board of Directors, and the 2006 and 2007 Incentive Stock Plans approved by the Board of Directors and stockholders, as of April 30, 2013.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (1)
Equity compensation plan approved by board of directors (1)	15,779	$7.58	-

Equity compensation plan approved by security holders (2)	46,571	$4.19	346

Equity compensation plan approved by security holders (3)	53,929	$8.60	1,428

Total	116,279	$4.06	1,774

(1)	We established a nonqualified stock option plan pursuant to which options to acquire a maximum of 59,523 shares of our common stock were reserved for grant (the “2002 Plan”). As of April 30, 2013, included above in the 2002 Plan are 15,779 shares issuable upon exercise of options granted to employees and directors. The 2002 Plan has reached its 10 year term, and therefore, no additional options may be granted thereunder.

(2)	We established the 2006 Incentive Stock Plan, under which 57,142 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock. As of April 30, 2013, 46,571 shares were issuable upon exercise of options granted to employees and directors.

(3)	We established the 2007 Incentive Stock Plan, under which 57,142 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock. As of April 30, 2013, 53,929 shares were issuable upon exercise of options granted to employees and directors.

33

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the time of the following transactions, there were no affiliations between us and the other parties. As a result of these transactions, the other parties became affiliates. The obligations resulting from these transactions were ongoing after the close, resulting in payoffs to the other parties who became affiliates.

We previously leased our former Trenton, New Jersey location from Voacolo Properties LLC, of which the former shareholders of the Trenton Operations are the members. For the fiscal years ended April 30, 2013 and 2012, the rents paid for this lease were $12,600 and $69,600, respectively. This lease was terminated on June 30, 2012.

We lease our Woombye, Queensland, Australia location from Pride Property Trust, of which the former shareholders of Pride are the members. For the fiscal years ended April 30, 2013 and 2012, the rents paid for this lease were $64,333 and $62,181, respectively. We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

The China Operations revenue earned from TGG and subsidiaries is $1,345,524 and $1,274,774 for the years ended April 30, 2013 and 2012, respectively. In connection with the revenue earned from TGG of $647,518 for the year ended April 30, 2013, the accounts receivable was settled by the receipt of real estate from TGG which fair value approximates the recorded amount of accounts receivable. Since the transaction was between related parties, the net book value of the real estate of $449,660 was determined as the transfer value of the real estate. The difference between the fair value and transfer value, or $200,766, was booked to noncontrolling interest. The China Operations accounts receivable due from TGG and subsidiaries is $117,751 and $625,919 as of the years ended April 30, 2013 and 2012, respectively.

WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

This proxy statement incorporates by reference our annual report on Form 10-K for the year ended April 30, 2013 that we have previously filed with the SEC.  The Form 10-K contains important information about us and our financial condition and a copy is being delivered together with this Proxy Statement.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written request directed to the attention of our Corporate Secretary at 600 Eagleview Boulevard, Suite 300, Exton, Pennsylvania 19341 or from the SEC through the SEC’s website at the address provided above.  Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

PROPOSALS OF STOCKHOLDERS FOR THE 2014 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2014 annual meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).   To be eligible for inclusion, stockholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: 600 Eagleview Boulevard, Suite 300, Exton, Pennsylvania 19341, Attention: Secretary, no later than [___] (120 days before the anniversary of this year’s mailing date).

34

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such annual meeting of stockholders, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the Annual Meeting.

In addition, our Amended and Restated Bylaws contain an advance notice provision that requires that nominations or other business proposed by a stockholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a stockholder for a vote at an annual meeting, the stockholder must (i) be a stockholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the stockholder for a vote. The stockholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a stockholder’s notice must be received by the Secretary at least 60 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 90 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 30 calendar days from the date corresponding to the date of the preceding year’s annual meeting, or if we did not hold an annual meeting in the preceding year, then the stockholder’s notice will be considered timely if it is received by the Secretary at least (a) 60 calendar days before the date for the annual meeting to be held or 10 calendar days following the date on which public announcement of the date for the annual meeting is first made by the Company, and (b) no more than 90 calendar days before the date for the Annual Meeting.

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Company’s Board of Directors; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Sebastian Giordano
Sebastian Giordano
Interim Chief Executive Officer
Exton, Pennsylvania
[__], 2014

35

Annex A

WPCS INTERNATIONAL INCORPORATED AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As Reported	Pro Forma		Pro Forma
ASSETS	January 31, 2014	Adjustments		Jan 31, 2014
	(unaudited)
CURRENT ASSETS:

Cash and cash equivalents	$2,069,450	$(20,358	)(1)	$4,779,215
		2,730,123	(2)

Restricted cash				-
Accounts receivable, net of allowance of $998,493 at
January 31, 2014	9,427,733	(2,628,307	)(1)	6,799,426
Costs and estimated earnings in excess of billings on uncompleted contracts	996,389	(584,513	)(1)	411,876
Deferred contract costs	2,073,562	-		2,073,562
Prepaid expenses and other current assets	383,643	(9,163	)(1)	374,480
Current assets held for sale	1,707,332	-		1,707,332
Total current assets	16,658,109	(512,218)		16,145,891
				-
PROPERTY AND EQUIPMENT, net	2,185,131	(221,407	)(1)	1,963,724
				-
CAPITALIZED SOFTWARE COSTS	3,124,741	-		3,124,741
				-
OTHER ASSETS	78,467	-		78,467
				-
OTHER ASSETS HELD FOR SALE	329,725	(13,000	)(1)	316,725

Total assets	$22,376,173	$(746,625)		$21,629,548

LIABILITIES AND EQUITY	As Reported	Pro Forma		Pro Forma
	January 31, 2014	Adjustments		Jan 31, 2014
	(unaudited)			(unaudited)
CURRENT LIABILITIES:

Current portion of loans payable	$51,617	$(26,609	)(1)	$25,008
Senior secured convertible notes, net of debt discount	22,462	-		22,462
Accounts payable and accrued expenses	4,763,502	(173,019	)(1)	4,177,486
		(412,997	)(2)
Accrued severance expense	1,300,000			1,300,000
Billings in excess of costs and estimated earnings on uncompleted contracts	1,656,874	(498,420	)(1)	1,158,454
Deferred revenue	294,827	-		294,827
Due to shareholder	799,116	-		799,116
Other payable to Zurich	1,533,757	-		1,533,757
Short-term bank loan	3,279,300	-		3,279,300
Income taxes payable	11,371	-		11,371
Dividend payable	36,993	-		36,993
Current liabilities held for sale	789,555	-		789,555
Total current liabilities	14,539,374	(1,111,045)		13,428,329

Loans payable, net of current portion	643,603	(95,241	)(1)	548,362
Derivative liability - warrants	-			-
Total liabilities	15,182,977	(1,206,286)		13,976,691

COMMITMENTS AND CONTINGENCIES

EQUITY:

WPCS EQUITY:
Preferred stock - $1,000 stated value, 5,000,000 shares authorized, 2,438 issued	2,438,000	-		2,438,000
liquidation preference of $7,030,000				-
Common stock - $0.0001 par value, 14,285,714 shares authorized, 13,913,164
shares issued and outstanding at January 31, 2014	1,391	-		1,391
Additional paid-in capital	66,671,222	-		66,671,222
Accumulated (deficit) equity	(64,006,375)	459,661	(1)	(63,546,714)
Accumulated other comprehensive income on foreign currency translation	1,177,794			1,177,794

Total WPCS equity	6,282,032	459,661		6,741,693
				-
Noncontrolling interest	911,164	-		911,164
Total equity	7,193,196	459,661		7,652,857
				-
Total liabilities and equity	$22,376,173	$(746,625)		$21,629,548

(1)	To eliminate the assets and liabilities of WPCS-Seattle in connection with the sale of WPCS- Seattle to EC Company.

(2)	To pay the Company's payroll obligations in connection with the proceeds from the sale of WPCS- Seattle.

A-1

WPCS INTERNATIONAL INCORPORATED AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As Reported	Pro Forma		Pro Forma
ASSETS	April 30, 2013	Adjustments		April 30, 2013

CURRENT ASSETS:

Cash and cash equivalents	$1,410,223	(79,842	)(1)	4,060,504
		2,730,123	(2)

Restricted cash	1,869,178	-		1,869,178
Accounts receivable, net of allowance of $1,382,778 and $1,427,308 at
April 30, 2013, respectively	8,363,089	(2,946,201	)(1)	5,416,888
Costs and estimated earnings in excess of billings on uncompleted contracts	1,148,855	(750,226	)(1)	398,629
Deferred contract costs	1,597,894	-		1,597,894
Prepaid expenses and other current assets	204,492	(45,404	)(1)	159,088
Prepaid income taxes	2,185			2,185
Total current assets	14,595,916	(1,091,550)		13,504,366
				-
PROPERTY AND EQUIPMENT, net	3,053,455	(228,096	)(1)	2,825,359
				-
OTHER INTANGIBLE ASSETS, net	250,632	(16,228	)(1)	234,404
				-
OTHER ASSETS	244,963	(13,000	)(1)	231,963

Total assets	$18,144,966	$(1,348,874)		$16,796,092

LIABILITIES AND DEFICIT	As Reported	Pro Forma		Pro Forma
	April 30, 2013	Adjustments		April 30, 2013

CURRENT LIABILITIES:

Current portion of loans payable	$43,942	(20,152	)(1)	23,790
Senior secured convertible notes, net of debt discount	1,111,111	-		1,111,111
Derivative liability - senior secured convertible note	3,088,756	-		3,088,756
Accounts payable and accrued expenses	4,764,487	(444,800	)(1)	3,699,418
		(620,269	)(2)
Accrued severance expense	-			-
Billings in excess of costs and estimated earnings on uncompleted contracts	1,642,501	(275,148	)(1)	1,367,353
Deferred revenue	113,503	-		113,503
Other payable	1,743,986	-		1,743,986
Short-term bank loan	2,432,205	-		2,432,205
Income taxes payable	139,557	-		139,557
Total current liabilities	15,080,048	(1,360,369)		13,719,679

Loans payable, net of current portion	133,838	(66,964	)(1)	66,874
Derivative liability - warrants	3,858,508	-		3,858,508
Total liabilities	19,072,394	(1,427,333)		17,645,061

COMMITMENTS AND CONTINGENCIES

EQUITY:

WPCS DEFICIT:
Preferred stock - $0.0001 par value, 5,000,000 shares authorized, none issued	-	-		-
Common stock - $0.0001 par value, 14,285,714 shares authorized, 1,269,929
shares issued and outstanding at April 30, 2013	99	-		99
Additional paid-in capital	50,844,183	-		50,844,183
Accumulated (deficit) equity	(54,054,389)	78,459	(1)	(53,975,930)
Accumulated other comprehensive income on foreign currency translation	1,433,541	-		1,433,541

Total WPCS deficit	(1,776,566)	78,459		(1,698,107)

Noncontrolling interest	849,138	-		849,138
Total deficit	(927,428)	78,459		(848,969)

Total liabilities and deficit	$18,144,966	$(1,348,874)		$16,796,092

(1)	To eliminate the assets and liabilities of WPCS-Seattle in connection with the sale of WPCS- Seattle to EC Company.

(2)	To pay the Company's payroll obligations in connection with the proceeds from the sale of WPCS- Seattle.

A-2

WPCS INTERNATIONAL INCORPORATED AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Nine Months Ended January 31, 2014
		Pro Forma
	As Reported	Adjustments (1)	Pro Forma

REVENUE	$23,483,259	$(8,363,526)	$15,119,733

COSTS AND EXPENSES:
Cost of revenue	17,574,888	(5,921,302)	11,653,586
Selling, general and administrative expenses	6,116,248	(1,517,568)	4,598,680
Severance expense	1,474,277	-	1,474,277
Depreciation and amortization	672,164	(94,718)	577,446

	25,837,577	(7,533,588)	18,303,989

OPERATING LOSS	(2,354,318)	(829,938)	(3,184,256)

OTHER EXPENSE:
Interest expense	4,922,547	(4,161)	4,918,386
Loss on extinguishment of Notes	1,299,304	-	1,299,304
Change in fair value of derivative liability	833,750	-	833,750

Loss from continuing operations before income tax provision	(9,409,919)	(825,777)	(10,235,696)

Income tax provision	122,513	-	122,513

LOSS FROM CONTINUING OPERATIONS	(9,532,432)	(825,777)	(10,358,209)

Discontinued operations

Loss from operations	(225,242)	-	(225,242)
(Loss)/gain from disposal	(104,446)	459,661 (2)	355,215

(Loss) income from discontinued operations	(329,688)	459,661	129,973

CONSOLIDATED NET LOSS	(9,862,120)	(366,116)	(10,228,236)

Net income attributable to noncontrolling interest	52,873	-	52,873

NET LOSS ATTRIBUTABLE TO WPCS	$(9,914,993)	$(366,116)	$(10,281,109)

Dividends declared on preferred stock	$(36,993)	-	$(36,993)

NET LOSS ATTRIBUTABLE TO WPCS COMMON SHAREHOLDERS	$(9,951,986)	$(366,116)	$(10,318,102)

Basic net loss per common share attributable to WPCS:
Loss from continuing operations	$(3.30)	$(0.28)	$(3.58)
(Loss) income from discontinued operations	$(0.11)	$0.15	$0.04
Basic net loss income per common share	$(3.41)	$(0.13)	$(3.54)

Basic and diluted weighted average number of common shares outstanding	2,916,425	2,916,425	2,916,425

(1)	To eliminate the WPCS- Seattle operating results in connection with the sale to EC Company.

(2)	To record the gain on the sale of WPCS- Seattle to EC Company.

A-3

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (the “Agreement”), entered into this 31st day of March, 2014, is by and among EC Company, an Oregon corporation with a principal place of business at 2121 NW Thurman Street, Portland, Oregon 97210 (“Purchaser”), WPCS INTERNATIONAL – SEATTLE, inc., a Washington corporation with a principal place of business at 15241 NE 90th Street, Redmond, Washington 98052 (“WPCS-Seattle”), and WPCS INTERNATIONAL INCORPORATED (“WPCS”), a Delaware corporation with a principal place of business at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341 (WPCS-Seattle and WPCS are collectively referred to as the “Sellers” and each individually as a “Seller”).

Sellers and Purchaser are collectively referred to herein as the “Parties”.

WITNESSETH

WHEREAS, the Sellers desire to cease the operation of the Business (as defined herein);

WHEREAS, Purchaser desires to purchase from the Sellers, and the Sellers desire to sell and transfer to Purchaser, the assets of the Sellers relating to the Business, other than the Excluded Assets (both as defined herein) upon the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE 1
DEFINITIONS

1.1         Defined Terms. As used in this Agreement, the following terms have the following meanings:

(a)           “Accounts Payable” means all bona fide accounts payable of Sellers related to the Business set forth on Schedule 1.1(a) and all accounts payable incurred in the ordinary course of business between the date of this Agreement and the Closing Date and set forth on the Supplemental Disclosure Schedules (as defined in Section 6.4(a)).

(b)           “Accounts Receivable” means all bona fide accounts receivable, notes receivable, and other amounts payable to Sellers, including Work in Process, in connection with the Business, as of the Closing Date, set forth on Schedule 1.1(b), but specifically excluding the Delinquent Receivables.

(c)           “Affiliate” means, as to any Person, any other Person who directly or indirectly controls, is under common control with or is controlled by such Person. As used in this definition, “control” (including, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

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(d)           “Agreement” means, unless the context otherwise requires, this Asset Purchase Agreement together with the Schedules and Exhibits attached hereto, and the certificates and instruments to be executed and delivered in connection herewith.

(e)           “Assumed Contracts” means all written Contracts and all written customer orders, customer contracts, customer quotes, requests for proposals and requests for quotes of the Business delivered on or prior to the Closing Date or to be delivered following the Closing Date, set forth on Schedule 1.1(e), but specifically excluding any oral modifications or change orders. Copies of all Assumed Contracts for more than $25,000, including without limitation any change orders, have been provided by the Sellers to Purchaser prior to the Closing Date.

(f)           “Assumed Liabilities” means (i) the Accounts Payable of Sellers, and (ii) liabilities under the Assumed Contracts arising or performed after the Closing Date, but specifically excluding any other liabilities of the Sellers, including without limitation any Excluded Liabilities.

(g)           “Business” means the electrical contracting business conducted directly by the Sellers in the States of Washington and Oregon. For purposes of this definition, currently conducted by the Sellers means in support of the business of WPCS-Seattle and excludes all other subsidiaries of WPCS.

(h)            “Business Records” means originals or true copies of all operating data and financial records of Sellers relating to the Business, including accounting and bookkeeping books and records, purchase and sale orders and invoices, sales and sales promotional data, advertising materials, marketing analyses, past and present price lists, past and present customer service files, credit files, written operating methods and procedures, other financial information related to the Purchased Assets, reference catalogues, insurance files, personnel records, records relating to potential acquisitions and other financial records, on whatever media, pertaining to the Business, or to customers or suppliers of, or any other parties having contracts or other business relationships with, the Business. For purposes of clarity, communications of WPCS as well as correspondence and communications that are subject to a legally recognized privilege (such as the attorney-client privilege) or represent materials tendered to the Sellers pursuant to a non-disclosure agreement are not deemed “Business Records” for purposes of this Agreement.

(i)           “Cash” means all cash of WPCS-Seattle.

(j)           “Charter Documents” means each Parties’ articles or certificate of incorporation and bylaws in effect on the date hereof.

(k)           “Closing Date” means the date that the Closing occurs as determined by the mutual agreement of the Parties.

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(l)           “COBRA” means the provisions of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code and all regulations thereunder.

(m)           “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(n)           “Confidential Information” has the meaning set forth in Section 6.7(d).

(o)           “Contracts” means any agreement, contract, license, lease, instrument, note, bond, mortgage, indenture, guarantee or other legally binding commitment or obligation, whether oral or written, listed on Schedule 1.1(o).

(p)           “Customer Lists” means the benefit of WPCS-Seattle’s relationships with customers and all past and current customer lists and lists of potential customers of the Business (collectively, the “Customers”, and each a “Customer”).

(q)           “Deferred Liabilities” means all deferred liabilities of WPCS-Seattle related to the Business, including any deferred liabilities to Affiliates of WPCS-Seattle.

(r)           “Delinquent Receivables” means all accounts receivable, notes receivable, and other amounts payable to Sellers in connection with the Business, that are 180 days or more past due as of the Closing Date, including, without limitation, those listed on Schedule 1.1(r) (except for any undisputed billed or unbilled retainage that is 180 days or more past due as of the Closing Date).

(s)           “Directly Competitive” means engaging in or providing products, goods, services, support or technology similar to those provided by the Business in the States of Washington, Idaho, Montana or Oregon, including, without limitation, engaging in or providing such products, goods, services, support or technology in WPCS-Seattle’s electrical contracting business, market and service segments and/or that compete with WPCS-Seattle’s products, goods, services, support or technology as of the Closing Date.

(t)           “Encumbrance” means any claim, lien, pledge, option, charge, easement, security interest, right-of-way, encroachment, reservation, restriction, encumbrance, or other right of any Person, or any other restriction or limitation of any nature whatsoever, affecting title to any of the Purchased Assets.

(u)           “Enforceability Limitations” means (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights and (ii) the discretion of the appropriate Governmental Authority with respect to commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

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(v)           “Environmental Claim” means any notice of violation, notice of potential or actual responsibility or liability, or Proceeding (including those for contribution and/or indemnity) by any Governmental Authority or other Person for any damage (including personal injury, tangible or intangible property damage, natural resource damage, indirect or consequential damages, investigative costs, removal, response or remediation costs, nuisance, pollution, contamination or other adverse effects on the environment or for fines, penalties or restrictions or conditions on environmental Permits) resulting from or relating to the following conditions, circumstances or acts existing or occurring before the Closing Date: (i) the presence of, a Release or threatened Release into the environment of, or exposure to, any Hazardous Substances, at, in, by or from any of the Facilities, (ii) the generation, manufacture, processing, distribution, use, handling, transportation, storage, treatment or disposal of any Hazardous Substances at or in connection with the operation of any of the Facilities, (iii) the violation, or alleged violation, of any Environmental Laws at or in connection with the operation of any of the Facilities, or (iv) the non-compliance or alleged non-compliance with any Environmental Laws at or in connection with the operation of any of the Facilities.

(w)           “Environmental Laws” means any applicable Governmental Requirements and any licenses, permits, notices or other requirements issued pursuant thereto, enacted, promulgated or issued by any Governmental Authority in any jurisdiction, in effect as of the Closing Date, relating to pollution or protection of public health or the environment (including any air, surface water, groundwater, land surface or sub-surface strata, whether outside, inside or under any structure), or to the identification, reporting, generation, manufacture, processing, distribution, use, handling, treatment, storage, disposal, transporting, presence, Release or threatened Release of, any Hazardous Substances. Without limiting the generality of the foregoing, Environmental Laws include the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Clean Air Act, as amended, the Occupational Safety and Health Act, as amended and all similar or analogous laws enacted, promulgated or lawfully issued by any Governmental Authority.

(x)           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

(y)           “Excluded Assets” means the following assets of WPCS-Seattle:

(i)            the Cash;

(ii)          any rights of WPCS-Seattle under this Agreement and the other Transaction Documents;

(iii)         any Tax records of WPCS-Seattle, subject to applicable law;

(iv)         any Insurance of WPCS Seattle;

(v)          any rights specifically relating to Excluded Contracts, the Employee Benefit Plans and the documents evidencing or otherwise relating to the foregoing;

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(vi)         any rights under any “Leases” as defined in Section 4.14 hereof; and

(vii)        the items described on Schedule 1.1(y)(vii).

(z)           “Excluded Contracts” means all Contracts other than Assumed Contracts, including, without limitation, those Contracts set forth on Schedule 1.1(z).

(aa)         “Excluded Liabilities” means any claims, lawsuits, liabilities, obligations, or any other debts or obligations of the Sellers or relating to the Business incurred or existing on or prior to the Closing Date, whether the same are known, unknown, accrued, contingent or otherwise (except to the extent an Assumed Liability), including, without limitation, the following:

(i)           any liability or obligation of the Sellers arising out of or in connection with the negotiation or preparation of this Agreement or any Transaction Document prepared in connection herewith or the consummation and performance of the transactions contemplated hereby;

(ii)          any Deferred Liabilities;

(iii)         the accounts payables of Sellers, except for the Accounts Payables;

(iv)        any liabilities or obligations associated with the Excluded Assets;

(v)         any amounts owed to or for the benefit of employees of WPCS-Seattle, including, but not limited to, amounts relating to wages, payroll, bonuses, commissions, benefits, vacations, sick pay, paid time off, personal days earned or accrued prior to the Closing Date (whenever payable), short-term disability, costs or liabilities, severance pay or union benefits, or any other liabilities or obligations (collectively, “Payroll Liabilities”) which relate to services performed prior to the Closing Date;

(vi)         any liability or obligation under the Excluded Contracts and other agreements to which any Seller is a party accruing prior to the Closing Date, to the extent not an Assumed Contract;

(vii)        any claim, liability or obligation of the Sellers, or any consolidated group of which any Seller is a member or shareholder, for any federal, state, county or local Taxes of any and all types, or any interest or penalties thereon, accrued for, applicable to or arising from any period prior to the Closing Date;

(viii)      any liability or obligation arising out of or in connection with the Business and operations of the Sellers, the Purchased Assets or the Assumed Contracts prior to the Closing Date, including without limitation any warranty claim for any services performed by or goods sold by the Sellers prior to the Closing Date;

(ix)         any liability or obligation for any borrowings of any Seller, including all short-term or long-term debt, except as otherwise provided herein;

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(x)           any liability or obligation of any Seller to any Affiliate, any shareholder or any shareholder’s affiliated entities or family members;

(xi)         by reason of or for any default, breach or penalty, whether known or unknown, any liability or obligation under any agreement, contract or other arrangement or commitment of any Seller arising prior to the Closing Date; and

(xii)        any liability with respect to checks written on bank accounts of Sellers prior to the Closing Date that have not cleared as of the Closing Date.

(bb)        “Facilities” means any real property ever owned or leased by WPCS or any of their predecessors.

(cc)        “Financial Statements” means (a) the audited, consolidated balance sheet of WPCS as of April 30, 2013 and the related statement of operations (including related notes, if any) for the twelve (12) months ended April 30, 2013, and (b) the unaudited, consolidated balance sheet of WPCS as of December 31, 2013 and the related statement of operations (including related notes, if any) for the eight (8) months ended December 31, 2013 (the “Interim Financial Statements”), as delivered to Purchaser.

(dd)        “GAAP” means, with respect to all accounting matters and issues, generally accepted accounting principles as in effect from time to time in the United States applied (to the extent applicable) consistent with the Financial Statements.

(ee)        “Governmental Authority” means any federal, state, local or foreign government, or any political subdivision of any of the foregoing, or any court, agency or other entity, body, organization or group, exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government, or any supranational body.

(ff)        “Governmental Requirement” means any published law, statute, regulation, ordinance, rule, directive or code, and any order, judgment, writ, injunction, decree or award of any Governmental Authority, in each case, now in effect.

(gg)       “Hazardous Substances” means any pollutants, contaminants, substances, hazardous and/or toxic chemicals, carcinogens, wastes, and any ignitable, corrosive, reactive, toxic or other hazardous substances or materials, whether solids, liquids or gases (including petroleum and its derivatives, PCBs, asbestos, radioactive materials, waste waters, sludge, slag and any other substance, material or waste), as defined in or regulated by any Environmental Laws or as determined by any Governmental Authority.

(hh)       “Indemnified Party” means any Seller pursuant to Section 9.4 or Purchaser pursuant to Section 9.2.

(ii)        “Indemnifying Party” means any Seller pursuant to Section 9.2 or Purchaser pursuant to Section 9.4.

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(jj)       “Intellectual Property” means all intellectual property, including, without limitation, (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and re-examinations thereof, (ii) all trademarks and service marks (other than those identified as “DEAD” by the United States Patent and Trademark Office as of the date of this Agreement), trade dress, logos, trade names and corporate names (other than those identified as “INACTIVE” or otherwise discontinued), together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (iii) all copyrightable works, copyrights and all applications, registrations and renewals in connection therewith, (iv) all mask works and all applications, registrations and renewals in connection therewith, (v) all trade secrets and confidential business information (including ideas, know-how, compositions, supplier lists, pricing and cost information and business and marketing plans and proposals), (vi) all computer software (including data and related documentation and software installed on hard disk drives) other than (A) off-the-shelf computer software subject to shrink-wrap or click-wrap licenses or (B) Microsoft Exchange Online and other email hosting services, (vii) all copies and tangible embodiments of any of the foregoing (in whatever form or medium), (viii) all website URLS and website domain names of WPCS-Seattle, and specifically excluding that of WPCS, (ix) Customer files and Supplier files, and (x) any testimonial releases provided to Purchaser. Notwithstanding anything else to the foregoing, Intellectual Property shall not include “WPCS”, “WPCS International Incorporated”, “WPCS-Seattle” or any variation thereof.

(kk)         “Inventory” means all raw material, work-in-process and finished goods inventories of the Business, wherever located, including, without limitation, that which is listed on Schedule 1.1(kk).

(ll)           “Knowledge” means the actual knowledge of any officer or director of the Sellers.

(mm)        “Losses” means all losses, liabilities, deficiencies, damages (including indirect or consequential damages), encumbrances, fines, penalties, claims, costs and expenses (including all fines, penalties and other amounts paid pursuant to a judgment, compromise or settlement), court costs and reasonable legal and accounting fees and disbursements.

(nn)         “Material Adverse Effect” means:

(i)           with respect to the Sellers, an effect that is or would reasonably be expected to be materially adverse (A) to the Business or the Purchased Assets, results of operations or financial condition of WPCS-Seattle, which will in any event include any adverse effect on the Business, Purchased Assets, prospects, revenue, or net income of WPCS-Seattle in excess of (I) $100,000 for purposes of Section 8.6; or (II) $20,000 for any other purpose of this Agreement; or (B) to WPCS-Seattle’s ability to perform any of its material obligations under this Agreement or to consummate the transactions contemplated in this Agreement; or

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(ii)          with respect to Purchaser, an effect that is or would reasonably be expected to be materially adverse (A) to the business, results of operation or financial condition of Purchaser; or (B) to Purchaser’s ability to perform any of its material obligations under this Agreement or to consummate the transactions contemplated in the Agreement; provided, however, that in determining whether a Material Adverse Effect has occurred there shall be excluded any effect on the referenced Party the cause of which is: (A) general changes in conditions in the financial markets or in the global or United States economy so long as any such change does not materially affect the referenced Party to a materially different extent than other similarly situated Persons, and (B) the announcement or disclosure of the transactions contemplated hereby.

(oo)         “Other Current Assets” means all current assets of the Business, including, without limitation, those listed on Schedule 1.1(oo).

(pp)         “Permits” means all permits, licenses, consents, franchises, approvals and other authorizations required from any Governmental Authority, including, without limitation, the States of Washington or Oregon, or any city, county or other jurisdiction in connection with the operation of the Business or the ownership of the Purchased Assets, which is necessary to conduct the Business as presently conducted, including, without limitation, those set forth on Schedule 4.6(b).

(qq)         “Person” means any Governmental Authority, individual, association, joint venture, partnership, corporation, limited liability company, trust or other entity.

(rr)         “Proceeding” means any claim, demand, action, suit, litigation, dispute, inquiry, order, writ, injunction, judgment, assessment, decree, grievance, arbitral action, investigation or other proceeding.

(ss)         “Purchased Assets” means all right, title and interest of Sellers in and to all of the assets of Sellers relating to the Business of whatsoever nature, tangible or intangible, real or personal, including the following (except to the extent an Excluded Asset):

(i)           the Accounts Receivable and the Delinquent Receivables;

(ii)          all interest in and claims and rights under the Assumed Contracts, including unbilled Work in Process;

(iii)         the Business Records;

(iv)         the Customer Lists;

(v)          the Supplier Lists;

(vi)         the Other Current Assets;

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(vii)        the Intellectual Property owned by Sellers used in the Business, in whole or in part;

(viii)       the telephone and facsimile numbers used in the Business;

(ix)         the Tangible Personal Property;

(x)          the Inventory;

(xi)         prepaid expenses, credits, security and other deposits, and rights to refunds or reimbursements, including, without limitation, those items relating to the Purchased Assets and listed on Schedule 4.24 (collectively, the “Deposits”);

(xii)        all of WPCS-Seattle’s right, title and interest in all software utilized or planned to be utilized by WPCS-Seattle in the operation of the Business, except Microsoft Exchange Online and other email hosting services;

(xiii)       the Permits, to the extent the same are transferable;

(xiv)        all rights and interests to any covenant not to compete granted to WPCS-Seattle by any other Person; and

(xv)         all other assets related to the Business, except the Excluded Assets.

(tt)          “Purchase Price” means the consideration set forth in Section 2.4(a) below.

(uu)         “Related Person” means any shareholder, director, officer or employee of WPCS-Seattle or any other direct or indirect beneficial owner of WPCS-Seattle, any Person related to any such shareholder, director, officer, employee or beneficial owner by blood or marriage, or any limited liability company, partnership, corporation, trust or other entity in which any such person has a substantial interest as a member, partner, shareholder, trustee or otherwise.

(vv)         “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping or disposing into the environment which could give rise to an Environmental Claim or which is required to be reported pursuant to 40 C.F.R. 302 or 355, or any analogous Environmental Law.

(ww)         “Representative” means any officer, director, principal, attorney, accountant, agent, employee or other representative of any Person.

(xx)         “Securities Laws” means the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

(yy)         “Supplier Lists” means the benefit of all of WPCS-Seattle’s relationships with suppliers and all past and current supplier lists and lists of potential suppliers of the Business (collectively, the “Suppliers”, and each a “Supplier”).

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(zz)          “Tangible Personal Property” means all tangible personal property of the Business owned or leased by WPCS-Seattle or in which WPCS-Seattle has any interest, including, without limitation, all Inventory, computer hardware, furniture and fixtures, transportation equipment, vehicles, equipment, machinery, servers, ancillary equipment, parts, components, cosigned material, resale products, leasehold improvements, tooling, supplies and other tangible assets, where ever located, together with any transferable manufacturer or vendor warranties related thereto, including, without limitation, those listed on Schedule 1.1(zz).

(aaa)        “Tax” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, startup, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), health, unemployment, disability, real property, personal property, intangible property, sales, use, transfer, registration, value added, goods and services, alternative or add-on minimum, estimated, or other tax or similar obligation of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

(bbb)        “Tax Liability” means liability for any Taxes owing by WPCS-Seattle to any Governmental Authority attributable to the operations and activities of, or otherwise incurred by or existing with respect to, WPCS-Seattle for any period ending on or prior to the Closing Date, including Taxes computed through the Closing Date with respect to any partial year on a closing-of-the-books basis as if such partial year ended at the close of business on the Closing Date.

(ccc)        “Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and any amendment thereof.

(ddd)        “Transaction Documents” means this Agreement, the Escrow Agreement and the bills of sale, assignments, instruments and other documents described in Sections 3.1(a) and 3.2(b).

(eee)        “Work in Process” means all work in process in connection with the Business, as of the Closing Date, under the Assumed Contracts set forth on Schedule 1.1(eee), which the Parties acknowledge and agree specifically excludes any oral modifications or change orders.

1.2           Usage of Terms. Except where the context otherwise requires, words importing the singular number include the plural number and vice versa. Use of the word “including” means “including, without limitation.”

1.3           References to Articles, Sections, Exhibits and Schedules. All references in this Agreement to Articles, Sections (and other subdivisions), Exhibits and Schedules refer to the corresponding Articles, Sections (and other subdivisions), Exhibits and Schedules of or attached to this Agreement, unless the context expressly, or by necessary implication, otherwise requires.

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ARTICLE 2
PURCHASE AND SALE OF PURCHASED ASSETS

2.1           Transfer of Purchased Assets. Subject to the terms and conditions contained in this Agreement, on the Closing Date, the Sellers, shall sell, convey, transfer, assign and deliver, or cause to be sold, transferred, assigned and delivered, to Purchaser, and Purchaser shall purchase and acquire from the Sellers, as applicable, all of the Purchased Assets, free and clear of any Encumbrances, and the Sellers, as applicable, shall retain the Excluded Assets.

2.2           Assumed Liabilities. On the Closing Date, Purchaser shall assume and agree to pay or perform in accordance with their terms the Assumed Liabilities. Purchaser shall provide evidence to the Sellers as reasonably requested from time to time that the Assumed Liabilities have been paid in full.

2.3           Excluded Liabilities. On the Closing Date, Sellers shall retain and pay or perform in accordance with their terms the Excluded Liabilities, and Purchaser shall not assume any obligation for or in respect of the Excluded Liabilities. The Sellers shall provide evidence to Purchaser as reasonably requested from time to time that the Excluded Liabilities have been paid in full.

2.4           Consideration.

(a)          As consideration for the sale, transfer, assignment, conveyance and delivery of the Purchased Assets, Purchaser shall pay Sellers an amount equal to TWO MILLION SEVEN HUNDRED THIRTY THOUSAND ONE HUNDRED TWENTY-THREE Dollars ($2,730,123.00) increased/decreased by (i) the amount by which the Estimated NABSV (as defined below) based on the Estimated Closing Date Balance Sheet (defined below) is more/less than the Target NABSV (as defined below), and/or (ii) the Post-Closing Adjustment Amount (defined below) (as so adjusted, the “Purchase Price”).

(b)          On the Closing Date, Purchaser shall (i) deposit an amount equal to the Payroll Liabilities (calculated as of the last day of the calendar month prior to the Closing Date) plus $250,000.00 (the “Escrowed Funds”) into an escrow account maintained by Sichenzia Ross Friedman Ference LLP (the “Escrow Account”); and (ii) pay the balance of the Purchase Price to the Sellers (the “Closing Payment”). The Escrowed Funds shall be held in accordance with the terms and conditions set forth in the escrow agreement attached hereto as Exhibit 2.4(b) (the “Escrow Agreement”), but shall provide for, without limitation, the payment of the Payroll Liabilities and to ensure the proper transfer of the Purchased Assets and the transfer of title.

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2.5       Net Asset Balance Sheet Value Adjustment.

(a)      Net Asset Balance Sheet Value; Targeted Net Asset Balance Sheet Value. For purposes of this Agreement, “Net Asset Balance Sheet Value” or “NABSV” means the total of (i) Accounts Receivable, furniture and fixtures, computers and software, office equipment, machinery and equipment, vehicles and equipment and cost and estimated earnings in excess of billings, minus (ii) billings in excess of cost and estimated earnings and Accounts Payable of the Sellers, in each case computed in accordance with GAAP and consistent with historical practice; provided, however, that there shall be a five percent (5%) discount on Accounts Receivable and a two percent (2%) discount on all Work in Process. For purposes of this Agreement, “Target Net Asset Balance Sheet Value” or “Target NABSV” means $2,730,123, calculated on December 31, 2013 as set forth in the Target NABSV attached hereto as Exhibit 2.5(a).

(b)      Estimated NABSV; Preliminary NABSV Adjustment. Not less than ten (10) business days prior to the Closing Date, the Sellers shall provide to Purchaser a calculation of the NABSV as of the last day of the calendar month prior to the Closing Date (the “Estimated NABSV”), together with a copy of the balance sheet of the Company as of such date upon which such calculation is based (the “Estimated Closing Date Balance Sheet”), which shall be prepared in a manner consistent with the preparation of the Financial Statements and the Target NABSV, including schedules, the Payroll Liabilities and list of specific asset categories as reasonably requested by Purchaser. The Sellers shall also deliver or, if requested by Purchaser, make available to Purchaser at the offices of WPCS-Seattle in Redmond, Washington, any documents or materials necessary to determine the Estimated NABSV, including without limitation the Accounts Receivables, Delinquent Receivables, Work in Process, Assumed Contracts and any other materials reasonably requested by Purchaser. If Purchaser objects in any way either to the Sellers’ calculation of the Estimated NABSV or the Estimated Closing Date Balance Sheet, then Purchaser shall notify the Sellers in writing of such objection within seven (7) business days following its receipt of the Estimated NABSV. At the Closing, if the Estimated NABSV is more/less than the Target NABSV, the Purchase Price shall be increased/decreased on a dollar-for-dollar basis in the amount of such shortfall (the “NABSV Adjustment”).

(c)       NABSV; Resolution Procedures. Not later than forty (40) days after the Closing Date, the Sellers shall prepare and deliver to Purchaser its calculation of the NABSV as of the Closing Date (the “Closing Date NABSV”), together with a copy of the balance sheet upon which such calculation is based (the “Closing Date Balance Sheet”), which shall be prepared in a manner consistent with the preparation of the Financial Statements and the Target NABSV, including schedules and list of specific asset categories as reasonably requested by Purchaser. If Purchaser objects in any way either to the Sellers’ calculation of the Closing Date NABSV or to the Closing Date Balance Sheet, then Purchaser shall notify the Sellers in writing of such objection within thirty (30) days following its receipt of the Closing Date NABSV. If, for any reason, Purchaser fails to give the Sellers notice of any such objection within such 30-day period, then, for purposes of this Section 2.5(c), the Sellers’ calculation of the Closing Date NABSV shall be deemed to be the actual NABSV and shall be used as the basis for making any further adjustments to the Purchase Price described in Section 2.5(d). If, however, Purchaser notifies the Sellers of such an objection within such 30-day period, then the Sellers and Purchaser shall, for a period of time not to exceed ten (10) days (unless otherwise agreed in writing by the Parties) after the date upon which the Sellers receives Purchaser’s objection notice (such period of time being hereinafter referred to as the “Resolution Period”), work together diligently and in good faith to resolve any and all such objections. If, at or before the end of the Resolution Period, the Sellers and Purchaser resolve their disputes regarding the calculation of the Closing Date NABSV or the Closing Date Balance Sheet, as applicable, then the calculation of the Closing Date NABSV as so agreed to by the Sellers and Purchaser shall be deemed to be the actual NABSV and shall be used as the basis for making any further adjustments to the Purchase Price described in Section 2.5(d). If, at the end of the Resolution Period, the Sellers and Purchaser have not resolved their disputes regarding the calculation of the Closing Date NABSV or the Closing Date Balance Sheet, as applicable, then such disputes shall, within two (2) days after the expiration of the Resolution Period, be submitted to EisnerAmper (the “Independent Accounting Firm”) for final determination. The Independent Accounting Firm shall only have the authority to resolve matters expressly submitted to it for resolution. The Parties shall each pay fifty percent (50%) of the costs and expenses of the Independent Accounting Firm and be responsible, at each Party’s sole cost and expense, for any attorneys’ fees and other expenses incurred by such Party in its calculation of the Closing Date NABSV. The Independent Accounting Firm’s resolution of any disputes hereunder shall be made within thirty (30) days of the submission of such dispute thereto, shall be set forth in a written statement delivered to the Sellers and Purchaser, shall be conclusive and binding on the Parties for all purposes and shall be used as the basis for making any further adjustments to the Purchase Price described in Section 2.5(d).

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(d)      Further Adjustment to Purchase Price. The “Post Closing Adjustment Amount” (which may be a positive or negative number) will be equal to the amount determined by subtracting the Closing Date NABSV, as determined pursuant to Section 2.5(c), from the Purchase Price paid at Closing, as determined pursuant to Section 2.5(b). If the Post Closing Adjustment Amount is positive, then the Sellers, jointly and severally, shall pay to Purchaser an amount equal to the Post Closing Adjustment Amount. If the Post Closing Adjustment Amount is negative, the Purchaser shall pay to the Sellers an amount equal to the Post Closing Adjustment Amount. Any amounts owed to the Sellers or Purchaser, as applicable, pursuant to this Section 2.5(d) shall be paid to the Sellers or Purchasers, as applicable, within three (3) days of the final determination thereof (the “Adjustment Date”) by wire transfer of immediately available funds, cashier’s check or certified check.

(e)       The Sellers and Purchaser agree to treat any payments made pursuant to Section 2.5(d) as an adjustment to the NABSV Adjustment and the Purchase Price for all Tax purposes and to cooperate in connection with the preparation and filing of any Tax Return, claim for refund or other required or optional filings relating to any Tax matters related thereto, the preparation of any Tax audit related thereto, the preparation of any Tax protest related thereto or the prosecution or defense of any Proceeding relating to any such Tax matters, in each case in accordance with Section 6.9.

2.6           Taxes; Proration.   Sellers will be responsible for the payment of any sales, use, transfer, excise, stamp or other similar Taxes and all recording fees and similar charges imposed by reason of the transfer of the Purchased Assets pursuant to this Agreement and any deficiency, interest or penalty with respect to such Taxes. Sellers shall promptly remit (without delay or extension) the same to the applicable taxing authorities and provide evidence to Purchaser as reasonably requested from time to time that such Taxes have been paid in full. Seller agrees to notify Purchaser promptly of receipt of any bills or other communications relating to such Taxes, fees and charges and shall prepare and file, and shall fully cooperate with the other Parties with respect to the preparation and filing of, any returns or other filings relating to such Taxes, fees and charges.

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2.7           Allocation of Purchase Price. The Purchase Price shall be allocated as set forth on Schedule 2.7 hereto in accordance with Section 1060 of the Code. Each of the Parties hereto agrees to prepare and file all tax returns (including IRS Form 8594) in a manner consistent with such allocation and to report this transaction for Federal and State income tax purposes in accordance with such allocation of the Purchase Price and shall use their reasonable efforts to sustain such allocation in any subsequent tax audit or dispute.

ARTICLE 3
CLOSING

3.1           Closing. The closing of the transactions contemplated by this Agreement will be held at 10:00 a.m. local time on the Closing Date at the offices of WPCS-Seattle in Redmond, Washington or any other place as Purchaser and Sellers shall mutually agree (the “Closing”). The Closing will be effective as of 11:59 p.m. eastern time on the Closing Date.

(a)           Conveyances at Closing. Upon the terms and conditions contained in this Agreement, on the Closing Date, Sellers shall deliver to Purchaser (i) one or more bills of sale conveying in the aggregate all of the Purchased Assets, (ii) one or more assignments of the Intellectual Property owned by Sellers or used in the Business in recordable form, (iii) one or more assignments of the Assumed Contracts of Sellers, (iv) such other instruments as are reasonably requested by Purchaser to enable title to vest in Purchaser in and to the Purchased Assets in accordance with the provisions of this Agreement and (v) such other documents and agreements as are contemplated in Article 8 of this Agreement.

(b)          All of such instruments will be in form and substance, and will be executed and delivered in a manner, reasonably satisfactory to Purchaser and Sellers, but will not diminish the status of title to the Purchased Assets required to be delivered pursuant to this Agreement.

3.2           Assumptions at Closing.

(a)           Upon the terms and conditions contained in this Agreement, on the Closing Date, Purchaser will deliver to Sellers (i) one or more bills of sale acquiring in the aggregate all of the Purchased Assets, (ii) one or more assignments of the Assumed Contracts of Sellers, (iii) an assumption of the Assumed Liabilities, (iv) such other instruments of assumption evidencing Purchaser’ assumption of the Assumed Liabilities as Sellers reasonably deem necessary and (v) such other documents and agreements as are contemplated by Article 7 of this Agreement.

(b)           All such instruments will be in form and substance, and will be executed and delivered in a manner, reasonably satisfactory to Sellers and Purchaser, but will not increase or decrease the Assumed Liabilities required to be assumed by Purchaser pursuant to this Agreement.

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3.3           Certificates and Other Document. Each of the Parties shall deliver or cause to be delivered the certificates and other documents and items described in Articles 6, 7 and 8.

3.4           Non-Transferable Assets. The Parties understand and agree that certain Purchased Assets may not be immediately transferable or assignable to Purchaser, and Purchaser may in its sole discretion allow Sellers to retain certain of such assets after the Closing Date (the “Non-Transferable Assets”), and this Agreement will not constitute an assignment of any such Non-Transferable Assets. In such event, (i) Sellers shall use their best efforts to obtain any consent or authorization which may be required to transfer or assign the Non-Transferable Assets to Purchaser or to remove or eliminate any impediment preventing the transfer or assignment of the Non-Transferable Assets to Purchaser, (ii) Sellers shall grant to Purchaser full use and benefit of its interest in the Non-Transferable Assets to the extent permitted by the terms of or applicable to such Non-Transferable Assets, it being the intent of the Parties that, to the extent not inconsistent with the foregoing, Purchaser shall have the benefit of the Non-Transferable Assets as though it were the sole owner thereof, (iii) Sellers shall take all actions necessary to preserve the value of the Non-Transferable Assets, (iv) Sellers shall not transfer or assign the Non-Transferable Assets to any Person other than Purchaser or Purchaser’s assigns, (v) Sellers shall transfer or assign the Non-Transferable Assets to Purchaser at the earliest date, if any, on which such transfer or assignment can be effected and (vi) subject to clauses (i) through (iv) above, Purchaser will be responsible for obligations relating to such Non-Transferable Assets arising or occurring on or after the Closing Date as if they had been transferred or assigned to Purchaser in accordance with the terms of this Agreement. Upon the request of Purchaser, Sellers shall enforce, for the account and on behalf of Purchaser, any rights of Sellers arising under or in connection with any Non-Transferable Asset.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF SELLERS

Except as set forth under the corresponding section of the disclosure schedules delivered concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall (i) be deemed a part hereof and shall qualify any representation, warranty or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, each Seller, jointly and severally, hereby represent and warrant to Purchaser, and acknowledges that such representations and warranties are material inducements to Purchaser entering into this Agreement, as follows:

4.1           Organization and Authority of Sellers to Conduct Business. Each Seller is duly organized, validly existing and in good standing under the laws of the state in which it is incorporated. Schedule 4.1 sets forth each jurisdiction where each Seller is qualified to do business. WPCS-Seattle is duly licensed or qualified to do business as a foreign corporation and is in good standing in all States in which the character of the Purchased Assets or nature of the Business requires it to be so licensed or qualified and in which the failure to qualify and be in good standing would not have a Material Adverse Effect on the Business, financial condition or operations of WPCS-Seattle. WPCS-Seattle has full corporate power and authority to conduct the Business as it is presently being conducted and to own, operate and lease its properties and assets therein, to execute and deliver this Agreement, to sell, convey, transfer, assign and deliver the Purchased Assets to Purchaser and to consummate the transactions contemplated by this Agreement.

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4.2           Subsidiaries. WPCS-Seattle has no subsidiaries and does not own, directly or indirectly, capital stock or other voting securities of any corporation or other Person.

4.3           Power and Authority; Binding Effect. Subject to any consents required under Sections 4.5 and 4.6 below, each Seller has all necessary power and authority and has taken all action necessary to authorize, execute and deliver this Agreement and the Transaction Documents, to consummate the transactions contemplated by this Agreement and the Transaction Documents, and to perform its obligations under this Agreement and the Transaction Documents. Each Seller has delivered to Purchaser copies of all resolutions of such Seller’s board of directors and/or shareholders with respect to the transactions contemplated by this Agreement and the Transaction Documents, certified by the Secretary of such Seller in form reasonably satisfactory to counsel for Purchaser. Subject to any consents required under Sections 4.5 and 4.6 below, no other action on the part of any Seller is required to authorize the execution and delivery of this Agreement and the Transaction Documents and to consummate the transactions contemplated hereby. This Agreement and the Transaction Documents has been duly executed and delivered by Sellers and constitutes a legal, valid and binding obligation of each Seller enforceable in accordance with its terms, except as such enforcement may be limited by the Enforceability Limitations.

4.4           Title; Condition of Tangible Personal Property.

(a) Sellers have and at the Closing Purchaser will receive, good, valid and marketable title, free and clear of all Encumbrances to all of the Purchased Assets except (a) liens for Taxes not yet due and payable, and (b) such imperfections of title, easements and Encumbrances, if any, as are not material in character, amount or extent. The Purchased Assets, together with any properties, assets and rights licensed or leased by Sellers and disclosed in Schedule 4.4(a), constitute all tangible and intangible assets that Sellers have used, held or are necessary in connection with the operation of the Business as conducted on the date hereof. There are no facts or conditions affecting any Purchased Assets which would reasonably be expected to materially interfere with the current use, occupancy or operation of such Purchased Assets. Except as set forth on Schedule 4.4(a), Sellers have conducted the Business only through Sellers and not through any other divisions or any direct or indirect subsidiaries and no part of the Business is operated by Sellers through any entity other than Sellers.

(b)           The Tangible Personal Property is operational and in a condition adequate and sufficient for use in the Business as it has been conducted to date, ordinary wear and tear excepted.

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4.5           No Conflict; Governmental Authorization; Required Filings and Consents.

(a)           Except as set forth on Schedule 4.5(a), neither the execution, delivery and performance of this Agreement or the Transaction Documents by any Seller nor the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents do, or will, directly or indirectly (with or without notice or lapse of time or both), (i) contravene, violate or conflict with any Seller’s Charter Documents, (ii) result in any breach of, violate or constitute a default (or an event which with notice or lapse of time or both would become a default) under, terminate or cancel or give to others any rights of termination, acceleration or cancellation of (with or without notice or lapse of time or both), any Contract, agreement, indenture or other instrument to which any Seller is a party or by which the Business is bound, or (iii) result in the creation of an Encumbrance of any nature whatsoever on any of the properties or Purchased Assets of any Seller or the Shareholder or materially affect the Business or (iv) result in the termination of any material license, franchise, lease or permit to which any Seller is a party or by which it or the Purchased Assets are bound.

(b)           The execution and delivery of this Agreement and the Transaction Documents by each Seller does not, and the performance of this Agreement and the Transaction Documents, the consummation of the transactions contemplated by the Agreement and the Transaction Documents by such Seller will not, require any consent of or filing with or notification to, any Governmental Authority or any other Person.

4.6           Compliance with Laws and Permits.

(a)            To the Knowledge of the Sellers, except as set forth on Schedule 4.6(a), WPCS-Seattle has been at all times during the last three (3) years, and WPCS-Seattle is now being, operated in compliance with applicable Governmental Requirements of the federal government, the State of WPCS-Seattle’s incorporation and any State where WPCS-Seattle is qualified to do business, and are not aware of any instances of non-compliance which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on WPCS-Seattle, the Business or the Purchased Assets of WPCS-Seattle, and no written notice has been received by any Seller alleging such non-compliance. This Section 4.6 does not apply to environmental or pollution-related Governmental Requirements or matters, it being the intent and agreement of the Parties that such matters be exclusively the subject of Section 4.21.

(b)           Schedule 4.6(b) identifies all Permits issued in connection with the Business and currently in effect, and includes (i) the Governmental Authority that issued the Permit, (ii) the expiration date of each Permit, and (iii) the fact that the Permit is not transferable to Purchaser, if applicable. To the Sellers’ Knowledge, WPCS-Seattle holds and is in compliance with all Permits and the Permits constitute all permits, consents, licenses, franchises, authorizations and approvals required, used in the operation of or necessary to conduct the Business of WPCS-Seattle as currently conducted. All of the Permits are valid and in full force and effect, no material violations have been experienced, noted or recorded and no material violations are expected, and no Proceeding is pending or, to the Knowledge WPCS-Seattle, threatened to revoke or limit any of the Permits.

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4.7           Financial Statements; Unknown Liabilities.

(a)            Sellers have delivered to Purchaser the Financial Statements. The Financial Statements fairly present the financial condition and the results of operations of Sellers as of their respective dates and for the periods then ended in accordance with GAAP consistently applied. The books and records of Sellers from which the Financial Statements were prepared fairly reflect the assets, liabilities and operations of Sellers and the Financial Statements are in conformity therewith.

(b)           There are, and as of the Closing Date there will be, no liabilities or obligations of any nature, whether absolute, accrued, contingent, known, matured, unmatured or otherwise, and whether or not required to be disclosed or provided for in financial statements in accordance with GAAP, including without limitation, material unreserved negative contractual obligations, litigation or contingent liabilities other than customary service and product warranty obligations, which are not material in nature, of WPCS-Seattle except (i) liabilities and obligations reflected in the Financial Statements, (ii) liabilities relating to facts, circumstances or events specifically disclosed on the Disclosure Schedules, and (iii) liabilities and obligations incurred between the date of the Interim Financial Statements and the Closing Date in the ordinary course of the Business of WPCS-Seattle (none of which results from, arises out of or relates to any breach of contract, breach of contractual warranty, tort, infringement or violation of Governmental Requirement).

4.8           Tax Matters.

(a)           (i) WPCS-Seattle has correctly and timely filed all Tax Returns that were required by law to be filed on or prior to the Closing Date, (ii) to the best of the WPCS-Seattle’s Knowledge, as of the Closing Date, WPCS-Seattle will have in good faith withheld and accrued or paid to the proper authority all Taxes required to have been withheld and accrued or paid, (iii) all such Tax Returns were correct and complete in all material respects when filed, (iv) except as set forth on Schedule 4.8(a), WPCS-Seattle is not currently the beneficiary of any extension of time within which to file any Tax Return and (v) no notice has been received by Sellers and no claim has been made within the last five (5) years by any Governmental Authority with respect to the Business or in a jurisdiction where WPCS-Seattle does not file Tax Returns that they are or may be subject to taxation by that jurisdiction. There are no Encumbrances on any of the Purchased Assets that arose in connection with any failure (or alleged failure) to pay any Tax, except for inchoate liens for Taxes not yet due and payable.

(b)           There is no material dispute or claim concerning any Tax Liability arising from the Business or the Purchased Assets, either (i) claimed or raised by any Governmental Authority in writing or (ii) as to which either Seller has Knowledge. Schedule 4.8(b) lists all income Tax Returns filed with respect to the Business for any taxable period ended on or after April 30, 2013, indicates those Tax Returns which have been audited, and indicates those Tax Returns that currently are the subject of audit. Sellers have delivered to Purchaser correct and complete copies of all income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by WPCS-Seattle for any taxable period ended on or after April 30, 2013.

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4.9           Intellectual Property.

(a)            Schedule 4.9 lists all of the Intellectual Property that is owned by WPCS-Seattle or used in the conduct of the Business as of the date of this Agreement. Except as set forth on Schedule 4.9 and except for standardized software generally available to the public, Sellers own, free and clear of any Encumbrances, or have a right and/or license to use, as the case may be, all Intellectual Property used by the Business.

(b)           Except as provided in Schedule 4.9, no claim has been asserted or, to Sellers’ Knowledge, threatened in writing by any Person, to the effect that (i) the Intellectual Property owned by WPCS-Seattle or used in the Business, or the manufacture, use or sale of any products by the Business would infringe or infringes or misappropriates the Intellectual Property rights of any Person, or (ii) challenging or questioning the validity or effectiveness of any license or agreement with respect to the Intellectual Property owned by WPCS-Seattle or used in the Business. WPCS-Seattle has paid all filing fees, maintenance fees and other amounts that have been required to be paid and that were due and owing as of the date hereof under applicable Government Requirements with respect to the Intellectual Property owned by WPCS-Seattle or used in the Business, or under any Assumed Contract relating to the Intellectual Property owned by WPCS-Seattle or used in the Business.

(c)            Except as set forth on Schedule 4.9, to the Knowledge of Sellers, no Person nor such Person’s business or products has infringed, or misappropriated any Intellectual Property owned by WPCS-Seattle or used in the Business, or currently is infringing, or misappropriating any Intellectual Property owned by WPCS-Seattle or used in the Business.

(d)           To Sellers’ Knowledge, no employee or consultant of WPCS-Seattle is subject to or otherwise restricted by any employment, nondisclosure, assignment of inventions, non-solicitation of employees or non-competition agreement between such employee or consultant and a third party that has been violated or will be violated as a result of any of the transactions contemplated by this Agreement.

(e)           Except as provided in Schedule 4.9, WPCS-Seattle has not granted any license or otherwise transferred any Intellectual Property owned by WPCS-Seattle or used in the Business to any Person, or agreed to indemnify any third party with respect to any alleged infringement or misappropriation of any third party’s Intellectual Property by WPCS-Seattle or the Business. Except as provided in Schedule 4.9, no Seller is bound by or a party to any options, licenses or Contracts of any kind relating to the Intellectual Property rights of any other Person, except for standardized licensed software generally available to the public.

4.10         Litigation. Except as set forth on Schedule 4.10, currently there is, and during the last two (2) years there was, no Proceeding pending or, to the Knowledge of Sellers, threatened (a) against WPCS-Seattle, or its properties, assets or business, or (b) relating to the Business or the Purchased Assets or any director, officer or employee of WPCS-Seattle or which could impair or have a Material Adverse Effect on the Business or the Purchased Assets or which could impair Sellers’ ability to execute, deliver and perform their/its obligations hereunder.

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4.11         Labor Matters.

(a)            Schedule 4.11(a) identifies for each current full and part time employee of Sellers, whether employed directly by WPCS-Seattle or by WPCS, his or her (i) name, (ii) position or job title, (iii) hire date, (iv) his or her base compensation and bonus compensation anticipated to be earned during the calendar year ending December 31, 2013 and for the period prior to the Closing Date, (v) his or her current base compensation, (vi) a description of all employee perquisites or other benefit practices not set forth in WPCS-Seattle’s Employee Benefit Plans or in agreements listed on Schedule 4.12, and (vii) a description of WPCS-Seattle’s severance pay policy with respect to such employees.

(b)           Except as set forth on Schedule 4.11(b), the Sellers represent and warrant that:

(i)           Sellers have no obligations under any written or oral labor agreement, collective bargaining agreement or other agreement with any labor organization or employee group and no labor unions or other organizations or groups represent or purport to represent any employees of Sellers;

(ii)         Sellers are not engaged in any unfair labor practice and there is no unfair labor practice charge or labor disputes or other employee-related or employment-related complaint against Sellers pending or subject to any grievance, procedure, arbitration or litigation or, to the Knowledge of Sellers, threatened before any Governmental Authority;

(iii)        WPCS-Seattle is not experiencing, nor has WPCS-Seattle experienced during the two (2) years immediately preceding the date of the Agreement, a labor strike, labor disturbance, slowdown, picketing, concerted refusal to work overtime, work stoppage or other material labor dispute or arbitration, nor, to the Knowledge of Sellers, is any such labor strike, labor disturbance, slowdown, work stoppage or other material labor dispute or arbitration threatened against WPCS-Seattle;

(iv)         No organizational campaign is being conducted or, to the Knowledge of Sellers, contemplated and there is no pending or, to the Knowledge of Sellers, threatened petition before any Governmental Authority or other dispute as to the representation of any employees of WPCS-Seattle;

(v)          Each employee of WPCS-Seattle is an employee “at will” other than those employees party to employment agreements as disclosed on Schedule 4.18; and

(vi)         There are no known claims against the Sellers by employees or former employees of the Business for unpaid wages or benefits, wrongful termination, accidental injury or death, sexual harassment or discrimination or violation of any Governmental Requirement.

(c)           WPCS-Seattle has complied with, and is currently in compliance with, all applicable Governmental Requirements relating to any of its employees or consultants (including any Governmental Requirement of the Occupational Safety and Health Administration), and the Sellers have not received within the past two (2) years any written notice of failure to comply with any such Governmental Requirement related to the Business which has not been rectified.

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(d)           Except as set forth on Schedule 4.11(d), WPCS-Seattle has not terminated the employment of any employee during the ninety (90) days preceding the date of this Agreement, excluding voluntary resignation and termination for cause of the employees so indicated on Schedule 4.11(d).

(e)           WPCS-Seattle has complied, and will have complied up to the Closing, in all material respects with all laws affecting the employment relationship, including without limitation, the Worker Adjustment and Retraining Notification Act of 1988, as amended (WARN), if applicable, and applicable regulations under it with respect to any employment terminations before or on the Closing Date and Sellers will indemnify Purchaser in the event that Purchaser is held liable for any failure by WPCS-Seattle to comply with any of its obligations under WARN or this Section 4.11(e).

4.12         Employee Benefits. With respect to the Employee Benefits:

(a)            Schedule 4.12 lists all written or oral (i) “employee benefit plans,” as defined in Section 3(3) of ERISA whether or not subject to ERISA, (ii) all employee schemes, programs, policies, contracts and all bonus, incentive, fringe benefit, profit-sharing, pension or retirement, deferred compensation, stock bonus, stock purchase, restricted stock, stock option or other equity based arrangement, medical, life insurance, disability, accident, salary continuation, severance, accrued leave, vacation, sick pay, sick leave, supplemental retirement and unemployment benefit plans, programs, arrangements, commitments and/or practices (whether or not insured) for which Sellers make or are required to make payments, transfers, or contributions in respect of current or former officers, directors or employees of WPCS-Seattle (or employees of WPCS who work primarily for WPCS-Seattle), and (iii) employment, consulting, termination, change in control and severance policies, plans, programs, contracts or agreements, in each case for active, retired or former officers, employees or directors of the Business (collectively, “Employee Benefit Plans”) or with respect to which the Business would reasonably be expected to incur any liability.

(b)           To the Knowledge of Sellers, each Employee Benefit Plan is in compliance with its terms and the requirements of any applicable Governmental Requirement, except where the failure to comply will not have a Material Adverse Effect. WPCS-Seattle does not have any commitment to create, modify or terminate any Employee Benefit Plan and has not communicated to any current or former employee, officer or director of WPCS-Seattle any information or commitment to modify any Employee Benefit Plan or to establish or implement any other employee retirement benefit or compensation arrangement.

(c)           Compliance; Liability

(i)           No Employee Benefit Plan is subject to Section 412 of the Code or Section 302 or Title IV of ERISA. None of the Purchased Assets is subject to any lien in favor of, or enforceable by, the Pension Benefit Guaranty Corporation.

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(ii)         No liability has been or is expected to be incurred by the Sellers under or pursuant to Title I or IV of ERISA or the penalty, excise tax or joint and several liability provisions of the Code relating to employee benefit plans that would reasonably be expected, following the Closing, to become a liability of Purchaser or of any employee benefit plan established or contributed to by Purchaser and, to the Knowledge of Sellers, no event, transaction or condition with respect to any Employee Benefit Plan has occurred or exists that would reasonably be expected to result in any such liability to the Business or, following the Closing, Purchaser .

(iii)        Each of the Employee Benefit Plans has been operated and administered in all material respects in compliance with any applicable Governmental Requirement, except for any failure so to comply that, individually or together with all other such failures, has not had and would not reasonably be expected to result in a material liability or obligation on the part of the Business.

(iv)         There are no outstanding liabilities of the Sellers with respect to any labor union-sponsored pension fund or any person employed by a supplier of WPCS-Seattle regarding any labor union-sponsored pension funds for which Purchaser may have any liability.

(d)           No Acceleration of Benefits.  Except as set forth in Schedule 4.12(d), the consummation of the transactions contemplated by this Agreement will not by itself entitle any employee, officer or director or former employee, officer or director or any independent contractor of the Business to severance or similar pay or accelerate the time of payment or vesting or trigger any payment of funding (through a grantor trust or otherwise) or compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Employee Benefit Plan.  The consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of other acts or events) give rise to any payment or benefit to any employee, officer or director that will alone or upon the occurrence of additional acts or events result in any payment that would, constitute an “excess parachute payment” within the meaning of Section 280G or Section 4999 of the Code or the regulations promulgated thereunder.

(e)           Except as set for on Schedule 4.12, neither of the Sellers have ever maintained or contributed to, or had any obligation to contribute to any, nor is any Employee Benefit Plan a, “multiple employer plan” (within the meaning of the Code or ERISA) or any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) as a result of which Purchaser could have any liability.

(f)            Each Employee Benefit Plan intended to be qualified under Section 401(a) of the Code and the trust, if any forming apart thereof, is so qualified and has received a favorable IRS determination letter as to the tax-qualified status of the plan and trust as to form under Section 501(a) of the Code, and nothing has occurred since the date of such determination letter that would reasonably be expected to adversely affect such qualification or tax exempt status.

(g)           To the Knowledge of Sellers, neither any Employee Benefit Plan, nor any other Person has engaged in a “prohibited transaction” as defined in ERISA Section 406 or Code Section 4975, with respect to such Employee Benefit Plan, for which no individual or class exemption exists.

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(h)            There are no Proceedings pending or, to the Knowledge of Sellers, threatened (other than routine claims for benefits) with respect to any Employee Benefit Plan, its related assets or trust, or any fiduciary, administrator or sponsor of such Employee Benefit Plan.

4.13        Transactions with Related Persons.

(a)            Except as set forth on Schedule 4.13, no Related Person is presently, or at any time during the past two (2) years has been, a party to any transaction with WPCS-Seattle, including, without limitation, any Contract (a) providing for the furnishing of services to or by, (b) providing for the rental or sale of real or personal property to or from, or (c) otherwise requiring payments to or from (other than for services as employees of the Business) such Related Person. Except as set forth on Schedule 4.13, all such transactions with Related Persons have been and are on an arms-length basis providing for substantially the same payment and performance terms as would reasonably be expected to be negotiated with an independent third party. Except as set forth on Schedule 4.13, there is no outstanding amount owing (including pursuant to any advance, note or other indebtedness instrument) from WPCS-Seattle to any Related Person or from any Related Person to Seller.

(b)           No Related Person, (i) owns, directly or indirectly, and whether on an individual, joint or other basis, any equity interest in (x) any material property or asset, real or personal, tangible or intangible, used in or held for use in connection with or pertaining to the Business other than the Purchased Assets, or (y) any Person, that is a Supplier, Customer or competitor of the Business, or (ii) serves as an officer or director of any Person that is a Supplier, Customer or competitor of the Business.

4.14        Real Property.

(a)            WPCS-Seattle does not, nor has it ever, owned any real property. Schedule 4.14 contains an accurate and complete list of all leases, subleases and any other agreements relating to the use or occupancy of real property (collectively, the “Leases”), including all amendments, supplements and other modifications thereto to which WPCS-Seattle is a party or bound or to which WPCS is a party or bound with respect to property used by WPCS-Seattle in connection with the Business. WPCS-Seattle has delivered true and correct copies of all leases currently in effect. Sellers, as applicable, have good valid and insurable title to all valid leasehold interests in all leased real property described in each Lease set forth in Schedule 4.14 (or required to be set forth in Schedule 4.14), free and clear of any and all Encumbrances. Each Lease is in full force and effect; all rents and additional rents due to date on each such Lease have been paid; in each case, the lessee has been in peaceable possession since the commencement of the original term of such Lease and is not in default thereunder and no waiver, indulgence or postponement of the lessee’s obligations thereunder has been granted by the lessor; and there exists no default or event, occurrence, condition or act (including the transfer of the Purchased Assets hereunder) which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such Lease. To the Knowledge of Sellers, and Sellers, as applicable, have not violated and are not currently in violation of any of the terms or conditions under any such Leases in any material respect, and, to the Knowledge of Sellers, all of the covenants to be performed by any other party under any such Lease have been fully performed. Notwithstanding any other provision hereof, there shall be no transfer of any rights under any Leases to Purchaser . Any rights to Leases shall be deemed to be part of the “Excluded Assets”.

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(b)           Current Use.  To the Knowledge of Sellers, the use and operation of the real property leased by Sellers, as applicable, in the conduct of the Business as currently conducted do not violate in any material respect any Governmental Requirement (except that compliance with Environmental Laws is covered in Section 4.21), covenant, condition, restriction, easement, license, permit or agreement or order of any Governmental Authority.

(c)           Conformance; Proceedings.  Neither WPCS-Seattle nor WPCS (to the extent it involves the Business) has received any written notice of a pending or anticipated change in any applicable building, zoning, subdivision and other land use and similar Governmental Requirement affecting the leased real property described in the Leases that could reasonably be expected to have or result in a Material Adverse Effect, or a material adverse effect upon the ownership, alteration, use, occupancy or operation of the leased real property or any portion thereof.  No current use by Sellers, as applicable, of the leased real property described in the Leases is dependent upon a nonconforming use or other governmental approval, the absence of which would materially limit the use, value, occupancy or operation of the leased real property or other Purchased Assets of the Business.

(d)           Condemnation.  Neither WPCS-Seattle nor WPCS (to the extent it involves the Business) have received any written notice from any Governmental Authority of any pending, threatened or contemplated condemnation proceeding affecting the leased real property or any part thereof or of any sale or other disposition of the leased real property or any portion thereof in lieu of condemnation.

(e)           No Option.  Except as set forth on Schedule 4.14(e), neither WPCS-Seattle nor WPCS (to the extent it involves the Business) owns or holds, and has not granted, and are not obligated, under any option, right of first offer, right of first refusal or other contractual right to purchase, acquire, lease, sell or dispose of the leased real property or any portion thereof or interest therein or any other real property, in each case, except as may be provided in the Leases.

4.15        Insurance. There is set forth on Schedule 4.15 a list and brief description of all insurance policies on the date hereof held by the Sellers with respect to WPCS-Seattle’s properties, assets and business, or on which they pay premiums, including, without limitation, life insurance and title insurance policies, which description includes the premiums payable by it thereunder (“Insurance”) and each such policy is currently in full force and effect and will be as of the Closing Date. All such insurance premiums in respect of such coverage have been paid in full, or if not due, are properly accrued on the Financial Statements. All claims, if any, made against WPCS-Seattle that are covered by such policies have been, or are being, settled or defended by the insurance companies that have issued such policies. WPCS-Seattle is in material compliance with respect to its obligations under any insurance policy maintained by it, and to Sellers’ Knowledge, WPCS-Seattle has never been denied insurance coverage. WPCS-Seattle has no self-insurance or co-insurance programs. The insurance policies set forth on Schedule 4.15 are reasonable and customary for a business of the size and nature of the Business.

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4.16        Accounts Receivable; Delinquent Receivables. All of the Accounts Receivable set forth on Schedule 1.1(b) and the Delinquent Receivables set forth on Schedule 1.1(r) are bona fide receivables, are reflected on the books and records of Sellers, arose in the ordinary course of the Business and will be collected in the ordinary course of the Business consistent with past collection practices at their full face value net of reserves for doubtful accounts. There is no right of offset against any of the Accounts Receivable or the Delinquent Receivables and no agreement for deduction or discount has been made with respect to any of the Accounts Receivable or Delinquent Receivables other than ordinary course trade discounts.

4.17        Accounts Payable. The Accounts Payable set forth on Schedule 1.1(a) and reflected on the Financial Statements have arisen in bona fide arm’s length transactions in the ordinary course of Business. Except as set forth on Schedule 4.17, there are no unpaid invoices or bills representing amounts alleged to be owed by Sellers, or other alleged obligations of Sellers, relating to WPCS-Seattle which Sellers have disputed or determined to dispute or refuse to pay.

4.18        Material Contracts.

(a)           Schedule 4.18 sets forth a list of all Material Contracts. “Material Contracts” means all written or oral Contracts to which WPCS-Seattle or WPCS (to the extent it involves the Business) is currently a party to or bound by and that constitute:

(i)           Any Contract for the purchase of materials, supplies, goods, services, or personal property from any supplier or for the furnishing of services to WPCS-Seattle that involve future aggregate annual payments by WPCS-Seattle or WPCS (to the extent it involves the Business) of $25,000 or more;

(ii)         Any Contract, customer orders, customer contracts, customer quotes, requests for proposals and requests for quotes of the Business that involves performance of services or delivery of goods or materials by WPCS-Seattle of $25,000 or more;

(iii)        Any non-competition agreement, profit-sharing agreement or any other agreement or obligation which purports to restrict the conduct of any business by Sellers, or the ability of WPCS-Seattle to operate in any geographic area;

(iv)         Any Contract or plans, including any employment, compensation, non-competition, non-solicitation, incentive, retirement, loan or severance arrangements, with any current or former shareholder, director or officer or current employee of WPCS-Seattle or WPCS (to the extent it involves the Business). Sellers hereby represent and warrant that the Sellers are not a party to any Contracts that provide for the provision of any severance, benefit or any other payments by WPCS-Seattle, or WPCS (to the extent it involves the Business), to its former employees;

(v)           Any agreement, joint venture, product development, research and development, partnership, limited liability company or similar agreements or arrangements involving a sharing of profits, losses, costs or liabilities by WPCS-Seattle with any other Person;

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(vi)         Indentures, loan or credit agreements, security agreements and other agreements and instruments relating to the borrowing or guarantee of money or extension of credit in any case in excess of $1,000;

(vii)        Any standby letter of credit, performance or payment bond, guarantee arrangement or surety bond of any nature involving amounts in excess of $1,000;

(viii)       Other Contracts not in the ordinary course of business;

(ix)         Any Contract for the sale or lease of any of the assets of WPCS-Seattle outside the ordinary course of the Business or for the grant to any Person of any preferential rights to purchase or lease any of their assets;

(x) Any Contract pursuant to which the transactions contemplated by this Agreement would amend or modify such Contract, or would trigger the payment of revenues or fees to the counterparty of such Contract;

(xi)         Any Contract (A) relating to the acquisition, issuance, voting, registration, sale or transfer of any securities, (B) providing any Person with any preemptive right, right of participation, right of maintenance or any similar right with respect to any securities, or (C) providing WPCS-Seattle with any right of first refusal with respect to, or right to repurchase or redeem, any securities;

(xii)        Any Contract imposing any confidentiality obligation on WPCS-Seattle or containing “standstill” or similar provisions (A) to which any Governmental Authority is a party or under which any Governmental Authority has a right or obligation, or (B) directly or indirectly benefiting any Governmental Authority (including any subcontract or other contract between WPCS-Seattle and any contractor or subcontractor to any Governmental Authority); or

(xiii)      Any Contract or arrangement to allocate, share or otherwise indemnify for Taxes.

(b)           Except as set forth on Schedule 4.18, (i) each Material Contract is, to the Knowledge of Sellers, valid and binding on each Seller, as applicable, and, to the Knowledge of Sellers, each other party thereto, and is in full force and effect, except where such failure to be valid and binding or to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; (ii) Sellers and, to the Knowledge of Sellers, each other party thereto, have performed all material obligations required to be performed by it to date under each Material Contract, except where such failure to perform would not result in a Material Adverse Effect; and (iii) no Seller, to the Knowledge of Sellers, any other party thereto, has violated or defaulted in any material respect or terminated or given or received notice of, any material violation or default or any termination under or non-renewal of (nor, to the Knowledge of Sellers, does there exist any condition which with the passage of time or the giving of notice or both would result in such a violation, default, termination or non-renewal under) any Material Contract, except where such violation or default would not individually or in the aggregate, have a Material Adverse Effect. WPCS-Seattle has provided, or made available, to Purchaser true and correct copies of each Material Contract, including any change orders or amendments thereto.

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4.19        Customers. No Customer of the Business has informed Sellers that it intends to terminate or materially reduce its relationship with Seller, and to the Knowledge of Sellers, there are no material problems or disputes with any Customer of the Business.  To the Knowledge of Sellers, WPCS-Seattle has good business relationships with each of its Customers.

4.20        Suppliers. No Supplier of the Business has informed Sellers that it intends to terminate or materially reduce its relationship with Sellers, and to the Knowledge of Sellers, there are no material problems or disputes with any Supplier of the Business. To the Knowledge of Sellers, WPCS-Seattle has good business relationships with each of its Suppliers.

4.21        Environmental. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(a)           WPCS-Seattle is, and at all times WPCS-Seattle has been, in compliance with all applicable Environmental Laws with respect to the Purchased Assets and the operation of the Business and has obtained and is in compliance with all applicable material environmental Permits with respect to the Business or the Purchased Assets. WPCS-Seattle has not received any written communication, whether from a Governmental Authority, citizens group, employee or otherwise, alleging a violation, liability or potential liability, that the Business is not in such compliance, and, to the Knowledge of Sellers, there are no past or present actions, activities, circumstances, conditions, events or incidents that are reasonably likely to prevent or interfere with such compliance in the future.

(b)           There is no Environmental Claim pending or, to the Knowledge of Sellers, threatened, against WPCS-Seattle. All Hazardous Substances at any time used, generated or disposed of by WPCS-Seattle have been disposed of in accordance with Environmental Laws.

(c)           There are no past or present actions, omissions, activities, circumstances, conditions, events or incidents, including, without limitation, the Release or presence of any Hazardous Substances, which could form the basis of any Environmental Claim against WPCS-Seattle.

(d)           WPCS-Seattle has made available to Purchaser true, complete and correct copies and results of any reports, studies, analyses, tests or monitoring possessed by WPCS-Seattle pertaining to Hazardous Substances in, on, beneath or adjacent to any property or assets currently or formerly owned, operated, occupied or leased or used in connection with the Business, or regarding Seller’s compliance with applicable Environmental Laws.

(e)           The transactions contemplated hereunder require no notice or approval from any Governmental Authority with jurisdiction over the environment in order to transfer control in any environmental Permit.

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4.22        Absence of Certain Changes. From December 31, 2013 to the date hereof, except as set forth on Schedule 4.22, disclosed in the Financial Statements or otherwise contemplated by this Agreement, Sellers have conducted the Business in all material respects in the ordinary course and consistent with past practice and there has not been:

(a)           Any material loss, damage or destruction to, or any material interruption in the use of, any of the assets of WPCS-Seattle (whether or not covered by insurance) that constitutes a Material Adverse Effect;

(b)           Any change in the business, financial condition or operations of WPCS-Seattle that has had a Material Adverse Effect;

(c)           Any change relating to employees, including, without limitations, any increase in the compensation, granting of bonuses payable or to become payable by the Sellers in connection with the Business, hiring of new employees except in the ordinary course of the Business consistent with past practice;

(d)           Except in the ordinary course of the Business, any sale or transfer or other disposition by WPCS-Seattle of any assets, Tangible Personal Property or Intellectual Property, any mortgage or pledge or creation of any Encumbrance relating to any such property, any lease of equipment or any cancellation of any debt or claim;

(e)           Any change of the methods of accounting or accounting practices, business or manner of conducting business of Sellers or any other event or development that has had, or would have individually or in the aggregate, a Material Adverse Effect;

(f)           Any other transaction not in the ordinary course of the Business or not otherwise consistent with the past practices of WPCS-Seattle;

(g)           Any material transactions with Affiliates of WPCS-Seattle, including without limitation WPCS, relating to the Business or the Purchased Assets, which are not listed on Schedule 4.22 hereto;

(h)           Any waiver by WPCS-Seattle of any right of material value;

(i)           Any acquisition by Sellers of all of any part of the assets, properties, capital stock or business of any other Person;

(j)           Any material change by WPCS-Seattle to its business policies regarding advertising, marketing, pricing, sales or returns;

(k)           Any material expenditures by WPCS-Seattle in connection with the Business, except in the ordinary course of the Business;

(l)           Any incurrence by WPCS-Seattle of any material debt in connection with the Business, except in the ordinary course of the Business; or

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(m)           Any dividend or distribution declared or paid on the capital stock of WPCS-Seattle.

4.23        Inventories. Except as set forth on Schedule 4.23, (a) the Inventory is in the physical possession of Sellers, and (b) none of the Inventory is pledged as collateral or held on consignment by others. The Inventory has been, determined and valued on a first-in first-out basis (but not in excess of net realizable value), in accordance with GAAP, applied on a basis consistent with the Financial Statements. The Inventory was acquired or produced by Sellers in the ordinary course of the Business. Except as reflected in the reserve for unsalable or obsolete inventory reflected in the Financial Statements, the Inventory is good and merchantable and is of a quality and quantity presently useable and salable by WPCS-Seattle in the ordinary course of the Business consistent with past practice, except for such failures of inventory to meet standards or requirements as would not, individually or in the aggregate, have a Material Adverse Effect.

4.24        Deposits. Attached as Schedule 4.24 is a true, correct and complete list of all Deposits of WPCS-Seattle as of the date hereof, setting forth the amount of each Deposit.

4.25        Backlog. The value of WPCS-Seattle’s sales order backlog has not materially decreased since November 30, 2013.

4.26        No Brokers. Sellers have not entered into any agreement, arrangement or understanding with any Person which will result in any obligation by Purchaser to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated by this Agreement.

4.27        Product Warranties. The Sellers have not undertaken any performance obligations or made any warranties or guarantees with respect to any services performed by or goods provided by the Sellers other than those disclosed on Schedule 4.27.

4.28        Disclosure. The inclusion of any item on any Disclosure Schedule shall constitute disclosure for all purposes under this Agreement and all such information is deemed to be fully disclosed to Purchaser, and shall not be construed as an indication of the materiality or lack thereof of such item.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Except as set forth under the corresponding section of the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation, warranty or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, Purchaser represents and warrants to the Sellers, and acknowledges that such representations and warranties are material inducements to the Sellers entering into this Agreement, as follows:

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5.1           Organization and Good Standing. Purchaser is duly organized, validly existing and in good standing under the laws of the state in which it is incorporated. Purchaser has full corporate power and authority to conduct its business as presently being conducted and to own, operate and lease its properties and assets therein and to execute and deliver this Agreement, to purchase the Purchased Assets which it is purchasing from the Sellers and to consummate the transactions contemplated by this Agreement.

5.2           Power and Authority; Binding Effect. Purchaser has all necessary power and authority and has taken all action necessary to authorize, execute and deliver this Agreement and the Transaction Documents, to consummate the transactions contemplated by this Agreement and the Transaction Documents, and to perform its obligations under this Agreement and Transaction Documents. Purchaser has delivered to Sellers copies of all resolutions of Purchaser’s board of directors and/or shareholders with respect to the transactions contemplated by this Agreement and the Transaction Documents, certified by the Secretary of Purchaser, in form reasonably satisfactory to counsel for Sellers. No other action on the part of Purchaser is required to authorize the execution and delivery of this Agreement and to consummate the transactions contemplated hereby. This Agreement and the Transaction Documents have been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as such enforcement may be limited by the Enforceability Limitations.

5.3           No Conflict or Violation. Neither the execution, delivery and performance of this Agreement or the Transaction Documents by Purchaser, nor the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents do, or will, directly or indirectly (with or without notice or lapse of time or both), (i) contravene, violate or conflict with Purchaser’s Charter Documents, (ii) result in any breach of violate or constitute a default (or an event which with notice or lapse of time or both would become a default) under, terminate or cancel or give to others any rights of termination, acceleration or cancellation of (with or without notice or lapse of time or both), any contract, agreement, indenture or other instrument to which Purchaser is a party, (iii) result in the creation of an Encumbrance of any nature whatsoever on any of the properties of Purchaser, or (iv) result in the termination of any license, franchise, lease or permit to which Purchaser is a party.

5.4           Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any Person is required to be made or obtained by Purchaser in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, which consent, authorization or approval, declaration, filing or registration has not been obtained or made on the date hereof.

5.5           No Proceedings. There is no Proceeding pending or, to the knowledge of Purchaser, threatened against, relating to or affecting in any adverse manner the transactions contemplated by this Agreement.

5.6           No Brokers. Purchaser has not entered into any agreement, arrangement or understanding with any Person which will result in the obligation to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated by this Agreement.

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5.7          No Other Agreements. Purchaser has not entered into any agreement, arrangement, promise or understanding with the Sellers or with any of Sellers’ current or former employees, agents, Representatives or Related Persons, which may or will result in the remittance of any fee, commission, consideration, compensation, equity, security, “kickback”, or remuneration of any nature to such persons, directly or indirectly, in connection with the transactions contemplated by this Agreement.

5.8          Insurance. Purchaser has begun the process of obtaining insurance binders and will use its best efforts to have its insurance policies in place as soon as practicable following the Closing. Purchaser shall present Sellers with copies of said policies upon receipt thereof.

5.9          Patriot Act. Purchaser certifies that neither it nor any of its Affiliates has been designated, and is not owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224. Purchaser hereby acknowledges that the Sellers seek to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, Purchaser hereby represents, warrants and agrees that: (i) none of the Purchase Price paid or which will be paid to the Sellers has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by Purchaser or any of its Affiliates to the Sellers, to the extent that they are within Purchaser’s and/or its Affiliates’ control shall cause the Sellers to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. Purchaser agrees to provide Sellers any additional information regarding Purchaser or any of its Affiliates that the Sellers reasonably request to ensure compliance with all applicable laws concerning money laundering and similar activities.

ARTICLE 6
COVENANTS and agreements

Sellers and Purchaser each covenant and agree with the other as follows:

6.1          Consents. Subject to Section 6.2(a) below, between the date of this Agreement and the Closing Date, the Parties will cooperate with each other in obtaining the consents identified in Schedule 6.1 to this Agreement.

6.2          Cooperation.

(a)           Subject to the terms and conditions of this Agreement, each Party shall each use its respective commercially reasonable efforts, in good faith, to take or cause to be taken all action reasonably necessary or desirable on its part so as to permit consummation of the transactions contemplated by this Agreement on or at the earliest reasonably practicable date including, without limitation, (i) to authorize, approve or permit the full and complete sale, conveyance, assignment or transfer of Purchased Assets, free and clear of any Encumbrances, and (ii) any consents or approvals of third persons as contemplated by Section 6.1, above. Without limiting the generality of the foregoing, subject to the terms and conditions of this Agreement, each Party shall cooperate and take such action and execute such other and further documents and instruments of transfer and assumption as reasonably may be requested from time to time after the Closing Date by any other Party to carry out the transfer of the Purchased Assets and the Business as contemplated by and otherwise effectuate the terms and provisions and intent of this Agreement. Subject to the terms and conditions of this Agreement, no Party hereto shall knowingly take or fail to take any action that would substantially impair the prospects of, or materially delay, completing the transactions contemplated by this Agreement.

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(b)           Unless prohibited by applicable law, the Sellers, as applicable, shall give prompt notice to Purchaser, and Purchaser shall give prompt notice to Sellers, of (i) the occurrence, or failure to occur, of any event known to it which occurrence or failure would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate at any time from the date hereof to the Closing Date such that the conditions set forth in Section 7.1 or Section 8.1, as applicable, would not be met if such failure to be true or accurate were to occur or be continuing on the Closing Date, and (ii) any material failure of any Party known to such Party, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and each Party shall use commercially reasonable efforts to remedy such failure.

(c)           In the event that this Agreement is terminated without the transactions contemplated hereby having been consummated, upon the request of Sellers, Purchaser will and will cause its Representatives to promptly redeliver or cause to be redelivered, all copies of documents and information furnished by Sellers, as the case may be, or their Representatives to such Party and their Representatives in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by Purchaser or its Representatives.

(d)           Each Party shall provide and shall request its auditors to provide the other Party with such historical financial information regarding it (and related audit reports and consents) as the other Party may reasonably request for disclosure purposes under the Securities Laws.

6.3          Press Releases. Sellers and Purchaser shall agree with each other in writing prior to Closing as to the form and substance of any press release related to this Agreement, and shall consult each other as to the form and substance of other public disclosures related thereto; provided, however, that nothing contained herein shall prohibit either Party, following notification to the other Party or after the Closing, from making any disclosure which is required by any Governmental Requirement.

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6.4          Actions Pending the Closing.

(a)           From the date hereof until the Closing Date, and except as otherwise provided for by this Agreement, or consented to or approved by Purchaser, Sellers shall operate the Business in the ordinary course and shall use commercially reasonable efforts to maintain intact and preserve in all material respects Sellers’ business organization, the Purchased Assets, the Assumed Contracts, their properties, the Business and their relationships with Customers, Suppliers, employees and other Persons in the usual, regular and ordinary course in substantially the same manner as heretofore conducted. Sellers shall promptly notify Purchaser of any material changes to the Business, or WPCS-Seattle’s operations, financial position, assets, Assumed Contracts or prospects. Should any such fact or condition require any change in the Sellers’ disclosure schedules if the Sellers’ disclosure schedules were dated the date of the occurrence or discovery of any such fact or condition, Sellers will promptly deliver to Purchaser a supplement to the disclosure schedule specifying such change (the “Supplemental Disclosure Schedules”).

(b)           Without limiting the generality of Section 6.4(a), above, from the date hereof until the Closing Date, Sellers shall not, except with the prior written consent of Purchaser and except as expressly contemplated or permitted by this Agreement:

(i)           carry on the Business other than in the usual, regular and ordinary course in substantially the same manner as heretofore conducted;

(ii)         incur any indebtedness in an amount greater than $25,000 other than in the ordinary course of the Business;

(iii)        amend their Charter Documents;

(iv)         waive or release any material right or cancel or compromise any material debt or claim;

(v)           liquidate or sell or dispose of any Purchased Assets or acquire any material assets other than inventory in the usual, regular and ordinary course in substantially the same manner as heretofore conducted;

(vi)         increase the rate of compensation of, pay or agree to pay any bonus to, or provide any other employee benefit or incentive to, any of the directors, officers or employees of WPCS-Seattle or directors, officers or employees of WPCS providing services to WPCS-Seattle, except in a manner consistent with past practice or as required by law or contractual obligation in effect as of the date hereof;

(vii)        knowingly take any action, or knowingly fail to take any action, that would render any representation, warranty, covenant or agreement in this Agreement inaccurate or breached such that the conditions in Section 8.1 or Section 8.2 will not be satisfied;

(viii)       modify any Assumed Contracts, including by a change order or oral modification, other than in the usual, regular and ordinary course; or

(ix)         agree or consent to do any of the foregoing.

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6.5          Sellers’ Employees.

(a)           Not less than ten (10) business days before the Closing Date, the Sellers will deliver to Purchaser an updated schedule of Sellers’ employees with all of the information contained on Schedule 4.11(a). Purchaser may offer employment to such individuals at Purchaser’s sole and absolute discretion. If Purchaser determines to offer employment to any such individuals, any such employment shall be solely on an “at will” basis and Purchaser shall not have any obligation to continue employing such employees for any length of time thereafter, except for Curtis LaChance with whom the Purchaser intends to enter into an Employment Agreement.

(b)           The Sellers will use all reasonable efforts to facilitate the transfer of the Sellers’ employees to Purchaser, and will waive, or cause to be waived, any non-competition, non-solicitation or non-disclosure or similar obligations any such employee granted to or for the benefit of the Sellers or any other agreement, arrangement or provision that would restrict the activities in which such employees could engage in connection with their employment by Purchaser.  Notwithstanding any provision of this Agreement, nothing herein shall confer on any employee any right to continued employment, except as may be provided by law or by agreement between the Purchaser and any employees.

(c)           The Sellers shall be responsible for any Payroll Liabilities arising out of the termination of any of its employees on or prior to the Closing Date. The Sellers shall also remain fully responsible for any payroll, bonus, benefits, cost or liabilities, including without limitation any union costs and liabilities, incurred or accrued prior to the Closing with respect to each employee that may be retained by Purchaser.

(d)           As of the Closing Date, the Sellers will terminate all of its employees and will pay each employee all wages, accrued bonuses and commissions, and accrued vacation pay earned up to the time of termination, including overtime pay.

6.6          Non-Competition and Confidentiality.

(a)           In consideration of the Purchase Price and Purchaser’s covenants set forth in this Agreement, each Seller agrees that, for the period beginning on the Closing Date and ending three (3) years thereafter, it will not directly or indirectly, participate, engage in any business or activity which is, Directly Competitive with the Business.

(b)           For a period of three (3) years beginning on the Closing Date, each Seller shall not in any manner, directly, indirectly, individually, in partnership, jointly or in conjunction with any Person, (i) recruit or solicit or attempt to recruit or solicit, on its behalf or on behalf of any other Person, any employee of Purchaser or an Affiliate of Purchaser, as an employee or consultant; (ii) encourage any Person (other than Purchaser or an Affiliate of Purchaser ) to recruit or solicit any employee of Purchaser or an Affiliate of Purchaser; (iii) otherwise encourage any employee of a Purchaser or an Affiliate of a Purchaser to discontinue his or her employment by a Purchaser or an Affiliate of a Purchaser; (iv) solicit any customer of Purchaser, Sellers or an Affiliate of any Party who is or has been a customer on or prior to the Closing Date for the purpose of providing, distributing, marketing or selling products or services similar to those sold or provided by Purchaser; or (v) persuade or attempt to persuade any customer or supplier of Purchaser or an Affiliate of Purchaser to terminate or modify such customer’s or supplier’s relationship with Purchaser or an Affiliate of Purchaser.

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(c)           Each Seller acknowledges that the covenants contained in this Section 6.6 were a material and necessary inducement for Purchaser to agree to the transactions contemplated by this Agreement and that the Sellers realized significant monetary benefit, directly or indirectly, from these transactions, and that a violation of any of the terms of this Section 6.6 will cause irreparable and continuing damage to Purchaser, the amount of which will be impossible to estimate or determine and which cannot be adequately remedied by an action at law. Therefore, Purchaser shall have the right to seek an injunction, restraining order or other equitable relief, including, without limitation, specific performance, from any court of competent jurisdiction without posting a bond or similar security in the event of any breach or attempted breach of this Section 6.6, and each Seller hereby consents to the granting by any court of an injunction or other equitable relief, without the necessity of actual monetary loss being proved, in order that the breach or threatened breach of such provisions may be effectively restrained. The rights and remedies provided by this Section 6.6 are cumulative and in addition to any other rights and remedies which Purchaser may have hereunder or at law or in equity or otherwise.

(d)           Each Seller agrees that it shall not, and it shall take all commercially reasonable efforts to cause its directors, officers, employees and shareholders and their Affiliates to not, use for itself or others, or publish, disclose or otherwise reveal or divulge, any Confidential Information (as such term is defined below).  Each Seller shall, and shall take all commercially reasonable efforts to cause its directors, officers, employees and shareholders and their Affiliates to, (1) maintain all Confidential Information in the strictest confidence and keep the same secret using at least the same degree of care as it uses for its personal confidential information, (2) retain all Confidential Information in trust in a fiduciary capacity for the sole and absolute benefit of Purchaser, and (3) refrain from using or allowing to be used any Confidential Information for its own benefit or for the benefit of any third party, provided, however, that in the event disclosure of Confidential Information is requested (i) by a Governmental Authority under color of law or applicable regulation, (ii) pursuant to subpoena or other compulsory process, or (iii) otherwise as may be required by law, each such Seller, to the extent lawfully possible, will (X) give Purchaser at least five (5) days prior written notice before its disclosure, and (Y) provide Purchaser with copies of any written responsive materials. For purposes of this Agreement, “Confidential Information” shall mean non-public information concerning the financial data, strategic business plans, product development (or other proprietary product data), Customer Lists, customer information, Supplier Lists, supplier information, costs, pricing, materials, supplies, venders, products, services, information relating to governmental relations, discoveries, practices, processes, methods, marketing plans, Intellectual Property and other material non-public, proprietary and confidential information of each Seller and the Shareholder relating to the Business or the Purchased Assets, that, in any case, is not otherwise generally available to the public and has not been disclosed by Purchaser to others not subject to confidentiality agreements.  Confidential information does not include information that (i) is already known to a Seller on a non-confidential basis at the time of disclosure to such Seller; (ii) becomes known to a Seller from a source other than Purchaser, provided, that, to the Knowledge of the Sellers, such source has not entered into a confidentiality agreement with Purchaser with respect to such information or obtained the information from an entity or Person who is a party to a confidentiality agreement with Purchaser, and without a breach of this Agreement or without a breach of duty owed by any other Person or entity to Purchaser; (iii) is proven by competent evidence by a Seller that it was independently conceived or discovered by such Seller without reference to or use of the Confidential Information; or (iv) has become publicly known and made generally available through no wrongful act of a Seller.

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(e)          In case any one or more of the terms or provisions contained in this Section 6.6 shall for any reason be held invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other terms or provisions hereof, but such term or provision shall be deemed modified or deleted as or to the extent required by applicable law, and such modification or deletion shall not affect the validity of the other terms or provisions of this Section 6.6 or any other terms or provisions of this Agreement.  In addition, if any one or more of the restrictions contained in this Section 6.6 shall for any reason be held to be unreasonable with regard to time, duration, geographic scope or activity, the parties contemplate and hereby agree that such restriction shall be modified and shall be enforced to the extent compatible with applicable law.

6.7           Access to Records and Personnel.

(a)          For a period of six (6) years after the Closing Date, Sellers and their Representatives will have reasonable access to (including the right to make copies of) all Business Records, including, without limitation, books and records of Sellers transferred to Purchaser hereunder, relating to the Purchased Assets or the Business prior to the Closing Date and to all former employees of Sellers having knowledge with respect thereto, to the extent that such access may reasonably be required in connection with matters relating to (i) liabilities of Sellers not assumed by Purchaser hereunder, (ii) all matters as to which Sellers are required to provide indemnification under this Agreement, or (iii) the preparation of any Tax Returns required to be filed by Sellers with respect to any periods prior to the Closing. Such access will be afforded by Purchaser upon receipt of reasonable advance notice and during normal business hours, provided such access does not unduly disrupt Purchaser’s normal business operations. Sellers will be solely responsible for any costs or expenses incurred by it pursuant to this Section 6.7(a). If Purchaser wishes to dispose of any of such Business Records, including, without limitation, books and records, prior to the expiration of the six-year period, Purchaser shall, prior to such disposition, give Sellers 90 days’ written notice, at the expense of Sellers, to segregate and remove such books and records as Sellers may select.

(b)          For a period of six (6) years after the Closing Date, Purchaser and its Representatives will have reasonable access to (including the right to make copies of) all of the Business Records, including, without limitation, books and records relating to the Purchased Assets or the Business which Sellers or any of their Representatives are permitted to retain after the Closing Date. Such access will be afforded by Sellers and their Representatives upon receipt of reasonable advance notice and during normal business hours. Purchaser will be solely responsible for any costs and expenses incurred by it pursuant to this Section 6.7(b). If Sellers or their Representatives wish to dispose of any of such Business Records, including, without limitation, books and records, prior to the expiration of such six-year period, it shall, prior to such disposition, give Purchaser 90 days’ written notice, at Purchaser’s expense, to segregate and remove such books and records as Purchaser may select.

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6.8           Continuation Health Care Coverage. On and after the Closing, WPCS-Seattle will make available to all Qualified Individuals (as hereafter defined) COBRA continuation health coverage. WPCS-Seattle also will notify any Qualified Individual of his or her right to obtain COBRA continuation health coverage from WPCS-Seattle. For purposes of this Section 6.8, “Qualified Individual” means any employee or qualified beneficiary of Seller who, prior to the date of Closing or as a result of the transactions contemplated under this Agreement, has or had incurred a Qualifying Event (as defined by COBRA) and who has elected, or may elect to have COBRA continuation coverage.

6.9           Cooperation in Litigation and Taxes. The Sellers shall provide Purchaser, and Purchaser shall provide the Sellers, at no cost to either party, with such cooperation as may reasonably be requested in connection with (a) the defense of any Proceeding relating to the Purchased Assets or the Business whether existing on the Closing Date or arising thereafter out of, or relating to, an occurrence or event happening on or prior to the Closing Date, or (b) Taxes relating to the Purchased Assets or the Business.

6.10         Accounts Receivable; Delinquent Receivables.  At the Closing, all of the Accounts Receivable and Delinquent Receivables as of the Closing Date shall become the sole property of Purchaser. Immediately following the Closing Date, the Sellers and Purchaser shall jointly notify all Customers who have an outstanding balance with Sellers as of the Closing Date that all payments with respect thereto shall be paid directly to Purchaser.  All monies received by Sellers on or subsequent to the Closing Date for services rendered or products or goods delivered or provided on or prior to the Closing Date or arising from Purchaser’s ownership and operation of the Purchased Assets until the Closing shall be held by Sellers for the benefit of Purchaser and paid over to Purchaser within five (5) business days of receipt.  The Sellers shall hold all such funds as a fiduciary for Purchaser and shall safeguard and transfer such funds to Purchaser, together with all statements and supporting documentation, within the time limitations established hereby.   Purchaser and Purchaser’s accountant shall have access upon reasonable prior notice during normal business hours to inspect and make and retain copies of Sellers’ relevant books and records relating to the Accounts Receivables and the Delinquent Receivables for the purpose of ascertaining Sellers’ compliance with this Section 6.10.

6.11         Licenses and Permits. Sellers shall use their commercially reasonable best efforts to assist Purchaser in obtaining licenses and the Permits to conduct the Business, if and to the extent necessary.

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6.12         Transition.  For ninety (90) days following the Closing, the Sellers shall use their commercially reasonable efforts, at no cost to Sellers, to encourage WPCS-Seattle Customers, clients, Suppliers, and other business associates to maintain the same business relationships with Purchaser after the Closing as they maintained with Sellers prior to the Closing.  Immediately following the Closing Date, Sellers and Purchaser jointly shall deliver a letter to each of WPCS-Seattle’s Customers, clients, suppliers, and other business associates notifying them of the change in the ownership of the Business and Purchased Assets, and that all correspondence and payments relating to the Business shall thereafter be delivered to Purchaser.  Sellers will refer to Purchaser all customer inquiries and customer prospects relating to the Business of Sellers, including those received through Sellers’ website.  Sellers agree to use their best efforts to take such actions as may be necessary to entitle Purchaser to use WPCS-Seattle’s telephone and facsimile numbers, marketing collateral materials and business forms.  Sellers agree to provide access to WPCS-Seattle’s Microsoft Exchange Servers to provide such services currently provided by WPCS-Seattle or its Affiliates to Sellers, including, but not limited to remote email access and remote access to the estimating and accounting software systems as currently provided to Sellers, and to forward to Purchaser any mail or e-mails received by them after the Closing that relate to the Purchased Assets, the Assumed Liabilities or the operation of the Business after the Closing or otherwise properly relates to Purchaser and not the Sellers. Purchaser agrees to forward to Sellers any mail or e-mails received by Purchaser after the Closing that relate to the Excluded Assets or the Excluded Liabilities or otherwise properly relates to the Sellers and not Purchaser.

In addition, for a period of thirty (30) days following the Closing, the Sellers shall provide Purchaser, at Sellers’ sole cost and expense, with access to the property currently used by WPCS-Seattle in connection with the Business to allow Purchaser to remove the Purchased Assets and to transition the Business. Such removal shall be done in such manner as to avoid any damage to such property. The Sellers and Purchaser both agree to maintain appropriate insurance on the vehicles being purchased during such 30 day period. Purchaser agrees to indemnify Sellers for any damage to such vehicles after the Closing Date of this Agreement.

6.13         Sellers’ Existence.  Until the Sellers have fully satisfied their obligations pursuant to this Agreement, Sellers shall continue to validly exist as corporations, in good standing under the laws of the states of their incorporations, and the Sellers shall take all necessary action, including the payment of any filing and other fees to maintain such existence.

6.14         Exclusivity.

(a)          From the date hereof until the earlier of (i) the Closing Date, or (ii) the termination of this Agreement, Sellers and their Representatives, officers, directors and shareholders shall not, directly or indirectly, engage in any negotiations concerning, or provide any Confidential Information or data to, or have any discussions with, any Person relating to a proposed sale and purchase of the Business or the Purchased Assets (a “Potential Acquisition”), or otherwise knowingly encourage or facilitate any effort or attempt to make or implement a Potential Acquisition.

(b)          The Sellers shall immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Person conducted heretofore with respect to any Potential Acquisition. The Sellers agree that they will take the necessary steps to promptly inform its/their Representatives of the obligations undertaken in this Section 6.14.

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ARTICLE 7

CONDITIONS TO OBLIGATIONS OF SELLERS

The obligations of Sellers to deliver the Purchased Assets and to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any of which, in Sellers’ absolute and sole discretion, may be waived in whole or in part without impairing or affecting any right of indemnification or other right or remedy under this Agreement):

7.1           Representations and Warranties. The representations and warranties of Purchaser set forth in Article 5 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (or on the date when made in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated by this Agreement or consented to in writing by Sellers.

7.2           Covenants. Purchaser shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with at or prior to the Closing Date.

7.3           No Proceedings. No Proceeding will be pending, threatened or anticipated against Purchaser or Sellers seeking to enjoin, or adversely affecting, the consummation of the transactions contemplated by this Agreement.

7.4           Payment. Sellers shall have received the Closing Payment.

7.5           Escrow Funds and Agreement. Purchaser shall have deposited the Escrowed Funds pursuant to the Escrow Agreement and Sellers will have received the Escrow Agreement executed by Purchaser and the escrow agent.

7.6           NASDAQ Approval. WPCS shall have been advised by the NASDAQ Stock Market (“NASDAQ”) that the transactions contemplated hereby will not result in the delisting of the Company’s common stock from NASDAQ.

7.7           Stockholders’ Approval. The stockholders of WPCS shall have approved the transactions contemplated in this Agreement in accordance with Delaware General Corporate Law.

7.8           Closing Certificate. Purchaser shall have delivered to Sellers a certificate, dated the Closing Date and signed by Purchaser’s respective chairman, chief executive officer, president, executive vice president or senior vice president to the effect that each of the representations and warranties made by Purchaser in this Agreement are true and correct in all material respects (provided that any representations and warranties qualified by materiality shall be true and correct in all respects) when made and on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date, and that Purchaser has performed and complied in all material respects with all of its obligations and covenants under this Agreement which are to be performed or complied with by it on or prior to the Closing Date.

7.9           Closing Documents. Purchaser shall have made or caused to be made delivery to Sellers of the items set forth in Section 3.2(a).

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7.10         Secretary’s Certificate.  A certificate of the secretary of Purchaser certifying the signatures of all officers of Purchaser executing this Agreement or any other agreement, document or instrument contemplated hereby and certifying as true and accurate the attached copies of: (1) Purchaser’s articles of incorporation as in effect at the time of the Closing, (2) Purchaser’s bylaws as in effect at the time of the Closing, and (3) resolutions approved by the board of directors of Purchaser, in their capacity as such, authorizing the Agreement, the Schedules and Exhibits thereto and the transactions contemplated thereby.

7.11         Proceedings and Documentation.  All corporate and other proceedings of Purchaser in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such proceeding, shall be reasonably satisfactory in substance and form to Sellers and Sellers’ counsel, and Sellers and Sellers’ counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which Sellers are entitled and as may be reasonably requested.

7.12         Certificate of Existence.  Purchaser shall have delivered to the Sellers a Certificate of Existence or Good Standing Certificate, certified by the Secretary of State of Purchaser’s state of incorporation and dated not more than 10 days prior to the Closing Date.

ARTICLE 8

CONDITIONS TO PURCHASER’S OBLIGATIONS

The obligation of Purchaser to consummate the transactions contemplated by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any of which, in Purchaser’s absolute and sole discretion, may be waived in whole or in part without impairing or affecting any right of indemnification or other right or remedy under this Agreement):

8.1           Representations and Warranties. The representations and warranties of Sellers set forth in Article 4 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (or on the date when made in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated by this Agreement or consented to in writing by Purchaser.

8.2           Covenants. Sellers shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with at or prior to the Closing Date including, but not limited, obtaining the third-party consents set forth on Schedule 6.1.

8.3           No Proceedings. No Proceeding will be pending, threatened or anticipated against any Party seeking to enjoin, or adversely affecting, the transactions contemplated by this Agreement.

8.4           Escrow Agreement. Purchaser will have received the Escrow Agreement executed by the Sellers and the escrow agent.

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8.5           Seller Closing Certificate. Each Seller shall have delivered to Purchaser a certificate, dated the Closing Date and signed by such Seller’s respective chairman, chief executive officer, president, executive vice president or senior vice president to the effect that each of the representations and warranties made by such Seller in this Agreement are true and correct in all material respects (provided that any representations and warranties qualified by materiality shall be true and correct in all respects) when made and on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date, and that such Seller has performed and complied in all material respects with all of its obligations and covenants under this Agreement which are to be performed or complied with by it on or prior to the Closing Date.

8.6           No Material Adverse Effect. WPCS-Seattle shall not have, since the date of this Agreement, suffered any business interruption, damage to or destruction of its properties, or other incident, occurrence, or event (other than the decision to enter into this Agreement) that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

8.7           Closing Documents. Sellers shall have made or caused to be made delivery to Purchaser of the items set forth in Section 3.1(a).

8.8           Seller Secretary’s Certificate.  A certificate of the secretary of each Seller certifying the signatures of all officers of each Seller executing this Agreement or any other agreement, document or instrument contemplated hereby and certifying as true and accurate the attached copies of: (1) such Seller’s certificate of incorporation as in effect at the time of the Closing, (2) such Seller’s by-laws as in effect at the time of the Closing, and (3) resolutions approved by the board of directors and shareholders of such Seller, in their capacity as such, authorizing the Agreement, the Schedules and Exhibits thereto and the transactions contemplated thereby.

8.9           Proceedings and Documentation.  All corporate and other proceedings of each Seller in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such proceedings, shall be reasonably satisfactory in substance and form to Purchaser and Purchaser’s counsel, and Purchaser and Purchaser’s counsel shall have received all such receipts, documents and instruments, or copies thereof, certified if requested, to which Purchaser are entitled and as may be reasonably requested.

8.10         Consents.  All required consents, permits and approvals shall have been obtained by Sellers.

8.11         Possession of Assets.  Sellers shall have delivered to Purchaser all Customer Lists, Supplier Lists, Intellectual Property and other items contemplated hereby so as to put Purchaser into full possession of all of the Purchased Assets, free and clear of any and all Encumbrances.

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8.12         Certificate of Existence.  Each Seller shall have delivered to Purchaser a Certificate of Existence or Good Standing Certificate, dated not more than 10 days prior to the Closing Date and certified by the Secretary of State of (i) each Seller’s state of incorporation and (ii) states in which such Seller is qualified to do business as a foreign corporation, provided that, such foreign qualifications may be delivered by Sellers to Purchaser within three (3) business days after the Closing Date.

8.13         Key Employees. Purchaser shall have negotiated acceptable employment arrangements with Curtis LaChance and such other employees as Purchaser shall identify to the Sellers prior to the Closing Date.

8.14         Due Diligence. Purchaser shall have concluded, in its sole and absolute discretion, that the Business, Purchased Assets, Assumed Contracts, results of operation or condition (financial or otherwise) of the Sellers meet all of Purchaser’s requirements and are in all respects satisfactory to Purchaser. By signing this Agreement, the Purchaser shall be deemed to shall have acknowledged that they have satisfactorily completed their due diligence.

8.15         Supplemental Disclosure Schedules. Purchaser shall have received and approved, in its sole and absolute discretion, the Supplemental Disclosure Schedules (as defined in Section 6.4(a)).

8.16         Estimated NABSV and Payroll Liabilities. Purchaser shall have received and approved, in its sole and absolute discretion, the Estimated NABSV and the Payroll Liabilities calculated as of the last day of the calendar month prior to the Closing Date.

ARTICLE 9

SURVIVAL AND INDEMNIFICATIONS

9.1           Survival of Representations, Warranties, Covenants and Agreements.

(a)          All representations, warranties, agreements and indemnities of Sellers contained in this Agreement will survive the Closing Date; provided, that no claim for any misrepresentation or breach of a representation or warranty may be asserted at any time after the second anniversary of the date of this Agreement, except that (i)  any claim that any Seller engaged in a fraudulent activity, or committed a fraud, may be asserted at any time, and (ii) a claim for any misrepresentation or breach of a representation or warranty contained in Section 4.4(a) (Title), Section 4.8 (Tax Matters), Section 4.11 (Labor Matters), Section 4.12 (Employee Benefits) and Section 4.21 (Environmental) may be asserted until the expiration of the applicable statute of limitations period (the period applicable to such representations and warranties shall be referred to as the “Claims Period”). Any claim made by Purchaser with respect to the representations and warranties of Sellers and their predecessors contained in this Agreement must be initiated by Purchaser during the applicable Claims Period. All of the representations and warranties of Sellers contained in this Agreement will in no respect be limited or diminished by any past or future inspection, investigation, examination, or possession on the party of Purchaser or its Representatives, except where Purchaser had actual knowledge that a representation or warranty of Sellers was materially false when made.

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(b)          All covenants and agreements of Sellers contained in this Agreement (including, but not limited to, the obligation of Sellers, as applicable, to convey the Purchased Assets to Purchaser free and clear of any Encumbrance, the obligations of Sellers set forth in Section 3.4 hereof and the indemnification obligations of Sellers and the Shareholder set forth in Section 9.2) will survive the Closing Date until fully performed or discharged.

(c)          All representations and warranties of Purchaser contained in this Agreement will survive the Closing Date; provided, that no claim for any misrepresentation or breach of a representation or warranty may be asserted at any time after the second anniversary of the date of this Agreement. All covenants and agreements of Purchaser contained in this Agreement (including the indemnification obligations of Purchaser set forth in Section 9.4) will survive the Closing Date until fully performed or discharged.

9.2           Indemnification by Sellers.

(a)          Subject to the terms and conditions contained in this Agreement, following the Closing, Sellers, jointly and severally (the “Seller Indemnifying Party”), shall indemnify and hold harmless, Purchaser and its Affiliates and its respective Representatives, officers, directors, employees, agents, successors and assigns (each a “Purchaser Indemnified Party”), from and against any and all Losses, claims, damages, costs and expenses, interest, awards, judgments and penalties (including reasonable attorneys’ and consultants’ fees and expenses and cost of investigation) actually suffered or incurred by them, arising out of or resulting from:

(i)          Subject to Section 9.1(a) above, the misrepresentation or breach of any representation or warranty made by any Seller contained in this Agreement;

(ii)         the breach of any covenant or agreement by any Seller contained in this Agreement or the nonfulfillment of any agreement or covenant made by any Seller herein;

(iii)        any debt liability or obligation of any Seller not included in the Assumed Liabilities;

(iv)        any Employee Benefit Plan;

(v)         any Environmental Claim or any violation of any Environmental Laws which occurred or relate to time periods or events on or prior to the Closing Date;

(vi)        any warranty claims brought against WPCS-Seattle with regard to services performed by or goods provided by WPCS-Seattle prior to the Closing Date, except that there shall be no indemnification for a warranty claim related to Work in Process;

(vii)       any liability, payment or obligation in respect of any Tax Liabilities owing by any Seller, or any of their predecessors of any kind or description (including interest and penalties with respect thereto);

(viii)      the use, operation, ownership and/or exploitation of the Purchased Assets and/or the Business on or prior to the Closing Date; or

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(ix)         the Excluded Assets, the Excluded Liabilities and the Excluded Contracts.

9.3           Limits on Indemnification.

(a)          The right of Purchaser to be indemnified pursuant to Section 9.2 shall be the sole and exclusive remedy with respect to any Loss of whatever kind and nature, in law, equity or otherwise, known or unknown, which Purchaser have now or may have in the future, including without limitation, any Losses attributable to any inaccuracy or breach of any representation or warranty to Purchaser at or prior to Closing, or any failure to perform the covenants, agreements or undertakings contained in this Agreement, any Disclosure Schedule or certificate delivered pursuant hereto or any agreement or other document contemplated hereby, other than as a result of actual fraud by any Seller, and except as otherwise provided herein. The Parties acknowledge that (A) except as expressly provided in Article 4, Sellers have not made and are not making any representations, warranties or commitments whatsoever regarding the subject matter of this Agreement, express or implied, and (B) except as expressly provided in Article 4, Purchaser is not relying and has not relied on, any representations, warranties, projections, assumptions or commitments whatsoever regarding the subject matter of this Agreement, express or implied.

(b)          Without limiting the effect of any other limitation contained in this Section 9.3, the indemnification provided for in this Article 9 shall not apply, and Purchaser shall not be entitled to exercise any indemnification rights under this Agreement, except to the extent that the aggregate amount of the Losses against which Purchaser would otherwise be entitled to be indemnified under this Article 9 exceeds $100,000 (the “Basket”). If the aggregate amount of such Losses exceeds the Basket, then Purchaser shall, subject to the other limitations contained herein, be entitled to be indemnified for the entire amount of such Losses subject to the Cap without regard to the Basket.

(c)          Except as set forth in this Section 9.3(c), Sellers’ indemnity obligations for Losses under this Article 9 shall be limited, in the aggregate, to 100% of the Purchase Price, as adjusted (the “Cap”), except in the case of fraud, intentional misrepresentation, intentional breach of representation or warranty or with respect to Section 4.4(a) hereof, which shall be unlimited. The sum of any amounts paid from the Escrowed Funds to Purchaser in connection with any Losses under this Article 9 shall be counted towards the Cap for the purposes of this Article 9.

(d)          Nothing in this Section 9.3 shall limit any remedy any Purchaser may have against any Seller for fraud committed by such Seller or the Shareholder under applicable laws.

9.4           Indemnification by Purchaser. Subject to the terms and conditions contained in this Agreement, following the Closing, Purchaser (the “Purchaser Indemnifying Party”) shall indemnify and hold harmless, Sellers and their Affiliates and their respective Representatives, officers, directors, employees, agents, successors and assigns (each a “Seller Indemnified Party”) from and against any and all Losses claims, damages, costs and expenses, interest, awards, judgments and penalties (including reasonable attorneys’ and consultants’ fees and expenses and costs of investigation), actually suffered or incurred by them, arising out of or resulting from:

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(a)          the misrepresentation or breach of any representation or warranty made by Purchaser contained in this Agreement, including, without limitation, Purchaser’s failure to satisfy any requirements of the Assumed Liabilities subsequent to the Closing Date provided for hereunder;

(b)          the breach of any covenant or agreement by Purchaser contained in this Agreement or nonfulfillment of any agreement or covenant made by Purchaser herein; or

(c)          the use, operation, ownership and/or exploitation of the Purchased Assets by Purchaser subsequent to the Closing Date.

9.5           Notice of Loss; Third Party Claims.

(a)          Subject to Section 9.1 above, in the event that an Indemnified Party proposes to make a claim for indemnification pursuant to Sections 9.2 or 9.4 hereof (other than a Third Party Claim as discussed below), the Indemnified Party will deliver, on or prior to the date upon which the applicable representations, warranties, indemnities or covenants may be asserted pursuant to Section 9.1, written notice to the Indemnifying Party which states (i) that a Loss has occurred, (ii) the provisions of this Agreement in respect of which such right of indemnification is claimed or arises, and (iii) each individual item of Loss or other claim, in reasonable detail, including the amount and date of such Loss (to the extent reasonably ascertainable).

(b)          If the Indemnified Party shall receive notice of any action, audit, demand or assessment (each, a “Third Party Claim”) against it or which may give rise to a claim for indemnification pursuant to Sections 9.2 or 9.4, the Indemnified Party shall promptly give the Indemnifying Party written notice of such Third Party Claim; provided, however, that the failure to provide such written notice shall not release the Indemnifying Party from any of its obligations under this Article 9 except to the extent that the Indemnifying Party is materially prejudiced by such failure (but in no event shall any such failure or delay extend the Claims Period set forth in Section 9.1 above).

(c)          If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within 10 days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would, in the reasonable judgment of counsel to the Indemnifying Party, make it inappropriate for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required at the expense of the Indemnifying Party and such counsel shall be entitled to full participation in the defense of or prosecution of counterclaims related to any such claim and the Indemnifying Party shall direct its counsel to reasonably cooperate in connection therewith. If the Indemnifying Party does not acknowledge in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim within 10 days, or the Indemnifying Party fails or refuses to promptly assume and defend such Third Party Claim, then the Indemnified Party shall be entitled to assume and control the defense of such Third Party Claim at the Indemnifying Party’s expense and through counsel of the Indemnified Party’s choice.

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(d)          Notwithstanding anything herein to the contrary, in the event of any Third Party Claim brought by, on behalf of or for the benefit of any Affiliate of the Indemnifying Party, then the Indemnified Party shall control the defense thereof, at the expense of the Indemnifying Party, notwithstanding the Indemnifying Party’s obligation to indemnify the Indemnified Party therefor.

(e)          In the event that the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party or Indemnified Party without the prior written consent of the other, which shall not be unreasonably withheld or delayed.

ARTICLE 10

MISCELLANEOUS

10.1         Termination.

This Agreement may be terminated:

(a)          At any time on or prior to the Closing Date, by the mutual consent in writing of the Parties hereto;

(b)          At any time on or prior to the Closing Date, by Purchaser in writing if any Seller has, or by Sellers in writing if Purchaser has, in any material respect, breached (a) any material covenant or agreement contained herein or (b) any material representation or warranty contained herein, and in either case (x) such breach has not been cured within ten (10) days after the date on which written notice of such breach is given to the Party committing such breach and (y) such breach would entitle the non-breaching Party not to consummate the transactions contemplated hereby;

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(c)          At any time, by any Party hereto in writing, if any Governmental Authority of competent jurisdiction shall have issued a final, nonappealable order enjoining or otherwise prohibiting the transactions contemplated herein;

(d)          By any Party hereto in writing, if the Closing Date has not occurred by May 31, 2014, unless the failure of the Closing to occur by such date shall be due to the failure of the Party seeking to terminate this Agreement to perform or observe the covenants and agreements set forth herein.

10.2         Effect of Termination. In the event this Agreement is terminated pursuant to Section 10.1, this Agreement shall become void and have no effect, except that (a) the provisions relating to confidentiality set forth in Section 6.7(c), (d) and (e) shall survive any such termination, and (b) a termination pursuant to Section 10.1(b) shall not relieve the breaching Party from liability for an uncured willful breach of such covenant or agreement or representation or warranty giving rise to such termination.

10.3         Waiver. Except where not permitted by applicable Governmental Requirements, Purchaser and Sellers, by written instrument signed by such Party, may at any time extend the time for the performance of any of the obligations or other acts of Sellers, on the one hand, or Purchaser, on the other hand, and may waive (a) any inaccuracies of such Parties in the representations or warranties contained in this Agreement or any document delivered pursuant hereto or thereto, (b) compliance with any of the covenants, undertakings or agreements of such Parties, or satisfaction of any of the conditions precedent to its obligations, contained herein or (c) the performance by such Parties of any of its obligations set out herein or therein. No such waiver or extension shall be effective unless specifically made in writing and any waiver by a Party of any breach of or failure to comply with any of the provisions of this Agreement by the other Party shall not be construed as, or construe a continuing waiver of, or a waiver of any other breach of, or failure to comply with, any other provision of this Agreement.

10.4         Further Assurances. Both before and after the Closing Date, each Party will cooperate in good faith with each other Party and will take all appropriate action and execute any agreement, instrument or other writing of any kind which may be reasonably necessary or advisable to carry out and confirm the transactions contemplated by this Agreement.

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10.5         Risk of Loss. Risk of loss with respect to any property or assets of Sellers, as applicable, will be borne by Sellers, as applicable, at all times prior to the Closing and will pass to Purchaser only upon transfer to Purchaser at Closing of title to the Purchased Assets; notwithstanding the foregoing, risk of loss with respect to any Non-Transferable Assets will also pass to Purchaser at Closing. If any of the Tangible Personal Property is lost, damaged or destroyed by fire, theft, casualty or any other cause or causes prior to the Closing (a “Casualty”), Sellers shall promptly notify Purchaser in writing of such Casualty and the details thereof and shall answer promptly any reasonable requests from Purchaser for details or information. Purchaser shall thereafter proceed with the Closing, except that in the event of a Casualty to the Tangible Personal Property, the Purchase Price will be reduced by the dollar amount (based upon replacement value) of the Casualty loss (and any insurance proceeds received or receivable as a result of such Casualty will be payable to Sellers); provided, however, that if such Casualties materially interfere or have a Material Adverse Effect, in Purchaser’s reasonable discretion, with the operation of or on the Business, Purchaser may terminate this Agreement. Purchaser must exercise its option to terminate by written notice to Sellers within fifteen (15) days or the number of days remaining to the Closing, whichever is less, after the later of Purchaser receiving (a) written notice of any such Casualty and (b) satisfactory responses to all of its reasonable requests, if any, for details or information. If this Agreement is not terminated by Purchaser pursuant to this Section 10.5 and if Purchaser and Sellers are unable to agree as to the dollar amount of the loss (based upon replacement value) or the insurance proceeds to be recovered, the Parties shall proceed with the Closing as scheduled, except that Purchaser shall place in escrow (to be held pending agreement as to the final amount) an amount (based upon estimated replacement value of the damaged or destroyed property) as determined by a firm selected by independent accountants to be agreed upon by the Parties (the “Casualty Amount”). The Casualty Amount shall be held in escrow until the dispute has been resolved following the Closing either by agreement of Purchaser and Sellers or otherwise. In the event that the actual Casualty loss is greater than or less than the Casualty Amount held in escrow, to the extent necessary, the Parties shall make appropriate adjustment payments.

10.6         Notices. Unless otherwise provided in this Agreement, any agreement, notice, request, instruction or other communication to be given hereunder by any Party to another must be in writing and (a) delivered personally (such delivered notice to be effective on the date it is delivered), (b) mailed by certified mail, postage prepaid (such mailed notice to be effective three (3) business days after the date it is mailed), (c) deposited with a reputable overnight courier service (such couriered notice to be effective one (1) business day after the date it is sent by courier) or (d) sent by electronically confirmed facsimile or email transmission (such facsimile or email transmission notice to be effective on the date that confirmation of such facsimile or email transmission is received), with a confirmation sent by way of one of the above methods, as follows:

If to Sellers or the Shareholder, addressed to:

Sebastian Giordano

c/o WPCS International Incorporated

600 Eagleview Boulevard, Suite 300

Exton, Pennsylvania 19341

Telephone: (484) 359-7229

Facsimile: (484) 359-7215

Email: sgiordano@wpcs.com

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With copies to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Attention: Harvey Kesner

Telephone: (212) 930-9700

Facsimile: (212) 930-9725

Email: hkesner@srff.com

If to Purchaser, addressed to:

EC Company

2121 NW Thurman Street

Portland, Oregon 97201

Attention: Joel Scroggy, CFO

Telephone: (503) 220-3525

Facsimile:

Email: JOELS@e-c-co.com

With a copy to:

Ball Janik LLP

15 SW Colorado Avenue, Suite 3

Bend, Oregon 97702

Attn: Kyle D. Wuepper

Telephone: (541) 693-0062

Facsimile: (541) 617-8824

Email: kwuepper@balljanik.com

Any Party may designate in a writing to any other Party any other address or facsimile number to which, and any other Person to whom or which, a copy of any such notice, request, instruction or other communication should be sent.

10.7         Choice of Law. This Agreement is governed by and will be construed, interpreted and the rights of the Parties determined in accordance with the laws of the State of Washington without regard to principles of conflicts of law, except that, with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a Party to or the subject of this Agreement, the law of the jurisdiction under which the respective entity was organized will govern.

10.8         Expenses. Each Party hereto shall bear and pay all costs, fees and expenses incurred by it in connection with this Agreement and the transactions contemplated in this Agreement, including, but not limited to, the costs, fees and expenses of its own financial consultants, accountants and counsel.

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10.9         Headings. The headings of the Articles and Sections of this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

10.10         Entire Agreement; Oral Modification. This Agreement contains the entire agreement between the Parties to this Agreement with respect to the subject matter of this Agreement and supersedes each course of conduct previously pursued, accepted or acquiesced in, and each written or oral agreement and representation previously made, by the Parties to this Agreement with respect to the subject matter of this Agreement; and no amendment, modification, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by all of the Parties hereto.

10.11         Successors and Assigns; Third Party Beneficiaries. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to create, and shall not be construed as creating, any rights enforceable by any person not a Party to this Agreement, and it is the express intent of the Parties that no third party shall have any enforceable rights under this Agreement.

10.12         Severability. If any provision of this Agreement is for any reason determined to be invalid, such provision shall be deemed modified so as to be enforceable to the maximum extent permitted by law consistent with the intent of the Parties as expressed in this Agreement, and such invalidity shall not affect the remaining provisions of this Agreement, which shall continue in full force and effect.

10.13         Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which taken together will constitute one and the same instrument. Any Party may execute this Agreement by facsimile signature and the other Parties will be entitled to rely on such facsimile signature as evidence that this Agreement has been duly executed by such Party. Any Party executing this Agreement by facsimile signature shall immediately forward to the other Parties an original signature page by overnight mail.

10.14         Consent to Jurisdiction and Venue. Each Party to this Agreement hereby (i) consents to submit himself, herself or itself to the personal jurisdiction of the Federal courts of the United States located in the Western District of Washington or, if such courts do not have jurisdiction over such matter, to the applicable courts of the State of Washington located King County, (ii) irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement will be litigated in such courts and (iii) irrevocably agrees that he, she or it will not institute any Proceeding relating to this Agreement or any of the transactions contemplated hereby in any court other than such courts. Each Party to this Agreement accepts for himself, herself or itself and in connection with his, her or its properties, generally and unconditionally, the exclusive jurisdiction and venue of the aforesaid courts and waives any defense of lack of personal jurisdiction or inconvenient forum or any similar defense, and irrevocably agrees to be bound by any non-appealable judgment rendered thereby in connection with this Agreement.

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10.15         Waiver of Jury Trial. THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES TO IRREVOCABLY WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER AMONG THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

10.16         Independence of Covenants and Representations and Warranties. All covenants under this Agreement will be given independent effect so that if a certain action or condition constitutes a default under a certain covenant, the fact that such action or condition is permitted by another covenant will not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant. In addition, all representations and warranties under this Agreement will be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness or a breach of such initial representation or warranty.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties to this Agreement have executed or caused this Agreement to be executed on the day and year indicated at the beginning of this Agreement.

PURCHASER:	EC COMPANY

	By:	/s/ Joel Scroggy
Name: Joel Scroggy
Title: Chief Financial Officer

SELLERS:	WPCS INTERNATIONAL – SEATTLE, INC.

	By:	/s/ Joseph Heater
Name: Joseph Heater
Title: Chief Financial Officer

WPCS INTERNATIONAL INCORPORATED

	By:	/s/ Joseph Heater
Name: Joseph Heater
Title: Chief Financial Officer

 PROXY

WPCS INTERNATIONAL INCORPORATED

PROXY FOR ANNUAL MEETING TO BE HELD ON [__], 2014
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints SEBASTIAN GIORDANO, with full power of substitution, as proxy for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the 2013 Annual Meeting of Stockholders (the “Meeting”) to be held on [__], 2014, at 8:00 a.m., local time, at [__] or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorney or proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED PURSUANT TO THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Stockholders to be held [__], 2014

This Proxy Statement and our 2013 Annual Report on Form 10-K are available at: [___]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE LISTED NOMINEES, FOR PROPOSALS 2, 3 AND 5 AND “THREE YEARS” FOR PROPOSAL 4.

1.	ELECTION OF DIRECTORS	FOR	WITHHOLD			FOR	AGAINST	ABSTAIN

	Nominees:			2.	Proposal to ratify the
appointment
	01 Charles Benton	☐	☐		of Marcum LLP as independent	☐	☐	☐

	02 Kevin Coyle	☐	☐		registered public accounting
firm
	03 Norm Dumbroff	☐	☐

	04 Edward Gildea	☐	☐	3.	Advisory vote on executive compensation	☐	☐	☐
	05 Sebastian Giordano	☐	☐			ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	06 Neil Hebenton	☐	☐
				4.	Advisory vote on the frequency of the advisory vote on executive compensation	☐	☐	☐	☐

				5.	Proposal to approve the sale of substantially all of the assets of the Company’s wholly-owned subsidiary, WPCS-Seattle Inc.	☐	☐	☐
(Except nominee(s) written above.)

If you plan to attend the Annual Meeting please mark this box ☐

Dated: ______________________________________, 2014

Signature ______________________________________

Name (printed)___________________________________

Title __________________________________________

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

  CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to
vote your proxy. Have your proxy
card available when you call.
Follow the voting instructions to
vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.